UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2013 – December 31, 2013

Item 1.   Reports to Shareholders.

ANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust Royce Global Value Trust

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages four closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies; and Royce Global Value Trust, the first global closed-end offering that invests in a broadly diversified portfolio of both U.S. and non-U.S. small-cap stocks.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available from an Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•
Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds other than Royce Global Value Trust has adopted a quarterly distribution policy for its common stock. Please see pages 18-20 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13, and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 20 or visit our website at www.roycefunds.com.

The Board of Directors for each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust has authorized a managed distribution policy (“MDP”) paying quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values. With each distribution, these Funds will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2013 Annual Report to Stockholders

Table of Contents

Annual Review

Performance Table	2

Letter to Our Stockholders	3

2013: In Quotes	75

Postscript: It’s a Small World	Inside Back Cover

Annual Report to Stockholders	9

For more than 40 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow, and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company or what we think the value of the company should be in the stock market.

This page is not part of the 2013 Annual Report to Stockholders | 1

Performance Table

NAV Average Annual Total Returns	Through December 31, 2013

	Royce	Royce	Royce	Royce Global	Russell	Russell	Russell	Russell Global
	Value Trust	Micro-Cap Trust	Focus Trust	Value Trust	2000 Index	Microcap Index	2500 Index	Small Cap Index

One-Year	34.14%	44.52%	19.73%	n.a.	38.82%	45.62%	36.80%	24.77%

Three-Year	11.66	16.11	6.08	n.a.	15.67	16.52	16.28	8.09

Five-Year	21.27	24.12	17.49	n.a.	20.08	21.05	21.77	18.49

10-Year	8.95	9.64	9.38	n.a.	9.07	6.99	9.81	9.23

15-Year	10.04	11.60	11.01	n.a.	8.42	n.a.	9.67	8.67

20-Year	10.80	11.93	n.a.	n.a.	9.27	n.a.	10.77	n.a.

25-Year	11.55	n.a.	n.a.	n.a.	10.20	n.a.	11.62	n.a.

Since Inception	11.13	11.92	10.58	2.76%[1]	n.a.	n.a.	n.a.	n.a.

Inception Date	11/26/86	12/14/93	11/1/96[2]	10/17/13	n.a.	n.a.	n.a.	n.a.

[1] Not annualized, cumulative since inception on 10/17/13.
[2] Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The Funds are closed-end registered investment companies whose shares of common stock trade at a discount to their net asset value. Shares of each Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by each Fund, respectively. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 Index is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Fund Services, Inc (“RFS”) is a member of FINRA and has filed this Review and Report with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

2 | This page is not part of the 2013 Annual Report to Stockholders

Letter to Our Stockholders

“Everybody Had a Good Year”
2013 will enter the annals of history as one of the stock market’s better years. Not only were there healthy double-digit returns for all of the major U.S. indexes, there were also no major corrections along the way. The closest the market came to a bearish phase was during the second quarter, when the rate on the 10-year Treasury began to rise off its calendar-year low in early May, mostly as a result of talk that the Federal Reserve would begin to reduce its $85 billion monthly bond-buying program. The Fed’s intentions to taper, made official by an announcement in June, then sent markets across the globe into a tailspin, while the 10-year Treasury rate mostly kept rising. (From its low on May 2 through the end of the year, it climbed more than 83%.) Yet by mid-summer, all or most of this seemed to be forgotten. Share prices climbed more or less uninterruptedly into December, where a couple of unsettled weeks in the middle of the month failed to put a Scrooge-like face on returns. Stocks quietly rallied through the last weeks of the year, making the fourth quarter as solidly bullish as the first and third.
    The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013. Here at home, investors had to cope with the sequester, the government shutdown, questions about Fed policy, and who would succeed Federal Reserve Chairman Ben Bernanke. Outside the U.S., it was not much quieter. There was economic uncertainty in Europe, China, Brazil, among other places, unrest in the Mideast, and a significant, still-brewing political scandal in Turkey. Yet none of these things, taken alone or in concert, possessed enough force to slow the pace of the rally. Even murmurings later in the year about overvalued stocks and a market bubble gave investors little pause.
The market’s ability to shrug off negative news—potential or otherwise—may have been its most salient trait in 2013.

This page is not part of the 2013 Annual Report to Stockholders | 3

Charles M. Royce, President

In addition to staying on top of the
performance of The Royce Funds,
we also regularly review returns for
the major indexes, especially those
that invest mostly or exclusively in
small-cap stocks. Each month, we also
carefully look over long-term results
on an annualized basis. For the period
ended December 31, 2013, the returns
both for our portfolios and for the
small-cap Russell 2000 Index were
of particular interest to us. (These
results can be found on page 5.)

Seen from the perspective of long-
term market history, we think the
results look improbable, even absurd,
and certainly counterintuitive. We
have always been fond of the idea
that a healthy target for absolute
long-term returns should be low-
to-mid double digits. So what does
it mean when these results are in
the range of the high teens to the
mid-twenties? Did we and others
do something different or unusually
smart to achieve these results?

Continued on page 6...
Letter to Our Stockholders
     The rally seemed to gain strength from the notion that the U.S. economy was finally entering a faster, more historically typical expansion after five years of slow and uncertain growth. This would be more than welcome news. Consider for a moment how strange and singular our present situation is. The economy has received unprecedented levels of federal stimulus in the form of both quantitative easing and historically low interest rates even as the economy has looked strong enough to stand more firmly on its own for more than a year. However, we still face stubbornly high, only slowly declining unemployment, still-stagnant levels of demand, and lower consumer confidence. On the other hand, we also have robust markets in housing and auto sales, record corporate revenues, and companies sitting on piles of cash. This complicated economic picture is set against the political background of a falling federal deficit, a national healthcare plan that refuses to be anything less than wildly controversial, and a culture in Washington so dysfunctional that it now plays like a bleak tragicomedy worthy of Samuel Beckett. (Or at least it would if politicians weren’t so verbose.) All of this makes the question of what happens next even harder to answer than it would be in more sanguine times. Resisting the temptation to prognosticate at length on larger matters, we’ll say only that we agree with the consensus that the economy is indeed growing faster and stronger. For reasons we’ll detail later, we think this is good news both for small-cap stocks and our own disciplined approach to stock selection.
     As measured by the Russell 2000 Index, the small-cap market has been on a remarkable run since the bottom in March 2009. However, there were a number of notable twists prior to last year’s mostly smooth ascent. The three years prior to 2013 all exhibited a similar performance pattern in the first half of the year. During 2010, 2011, and 2012, the opening quarter extended a bull run that had gotten underway no later than the previous year’s fourth quarter. These gains were then eroded to varying degrees by a bearish second quarter, with the market starting to reverse course in April, making it indeed the cruelest month. The motive force behind each reversal was macro oriented—recurring fears about the uneasy state of the U.S., Chinese, and/or developed European economies. (The persistence of macro factors influencing sell-offs at the expense of company fundamentals was the most troubling element to us.) In 2010 and 2012, the third quarter saw a resumption of rising stock prices, while in 2011 the third quarter was the year’s worst—political dithering in Europe and contention in the U.S. exacerbating the economic and fiscal concerns. The fourth quarter was positive for small-caps in all three years (as it was in 2009), though in 2011 its gains were not enough to keep the major indexes from finishing the year in the red.
     This pattern is worth mentioning because we saw a more muted version of it play out in 2013. The critical difference was that initially rattled investors recovered their confidence in equities before the second quarter had ended and before quarterly returns turned negative. This suggests perhaps not so much a new-found confidence as it does a steadier sense of conviction. With the economy improving and our fiscal situation increasingly more manageable, investors appear to be seeing the value of staying invested. We see this as one of

4 | This page is not part of the 2013 Annual Report to Stockholders several encouraging signs for active management as we enter 2014. It makes sense to us that longer investment horizons will lead larger numbers of investors to higher-quality companies.

“Everybody Saw the Sunshine”

Small-caps were once again leaders in what was a magnificent year for equities. For the full year, the Russell 2000 (+38.8%) and the tech-centric Nasdaq Composite (+38.3%) outpaced the large-cap Russell 1000 (+33.1%) and S&P 500 (+32.4%) Indexes. The Russell 2000 enjoyed its best calendar-year performance since 2003. 2013 was also the best since 1995 for the Russell 1000, since 1997 for the S&P 500, and since 2009 for the Nasdaq Composite. The latter index, however, has not yet topped the high it made back on March 10, 2000. By contrast, the small-cap index, the Russell 1000, and the S&P 500 all established new highs on the last day of 2013. It was also the first year since 1996 in which the Russell 2000 posted positive returns in all four quarters.

Small-caps were once again leaders in what
was a magnificent year for equities. For the
full year, the Russell 2000 (+38.8%) and the
tech-centric Nasdaq Composite (+38.3%)
outpaced the large-cap Russell 1000
(+33.1%) and S&P 500 (+32.4%) Indexes.
     After a strong first half, in which all the major domestic indexes were positive both through the end of June and for the more volatile second quarter, both small-cap and large-cap stocks sailed through the rest of the year. As it did in the second quarter, the Nasdaq led in the third, up an impressive 10.8% compared to a 10.2% gain for the Russell 2000 and respective increases of 5.2% and 6.0% for the S&P 500 and Russell 1000. As mentioned, December saw a brief squall of volatility, though fourth-quarter results for all four indexes wound up solidly positive. The Nasdaq marked its third consecutive quarter of market leadership, advancing 10.7% for the fourth quarter versus 8.7% for the Russell 2000 Index, 10.2% for the Russell 1000, and 10.5% for the S&P 500. It was also notable that from the 10-year Treasury yield low of 1.66% on May 2, 2013 through the end of the year small-caps were strong. The Russell 2000 gained 25.0% during this period versus respective gains of 17.9% and 17.4% for the Russell 1000 and S&P 500. (The 10-year yield finished 2013 at 3.04%.)

     Outside the U.S., life was generally less bullish in 2013. Most non-U.S. indexes finished behind their stateside cousins in the first quarter and were in the red for the second. Results improved significantly in the second half, with European indexes turning in conspicuously high returns. For the third quarter, the Russell Global ex-U.S. Small Cap Index advanced 10.7% while the Russell Global ex-U.S. Large Cap Index increased 10.4%. The indexes also ended the year on a high note. For the fourth quarter, the Russell Global ex-U.S. Small Cap rose 4.0% while the Russell Global ex-U.S. Large Cap was up 5.0%. Calendar-year results were solid, though each index lagged its domestic peers. For 2013, the Russell Global ex-U.S. Small Cap Index climbed 17.2% while its large-cap sibling gained 16.1%.
     The Russell Microcap Index posted impressive results for both the third (+11.6%) and fourth (+10.3%) quarters of 2013. This second-half strength helped the micro-cap index achieve an eye-catching 45.6% return for the calendar year. Results for both the second half and full year were not quite as robust for mid-cap stocks, as measured by the Russell
Along with the onset of tapering, rising rates—
though still historically low on an absolute basis—
strongly suggest to us that we are moving closer, if
at times by fits and starts, to a stock market that
will reward quality businesses, especially those
poised to benefit from a healthy, growing economy.

This page is not part of the 2013 Annual Report to Stockholders | 5

We suspect that the answer is both a
lot simpler and less flattering to our
stock-picking acumen. The high five-
year returns are in part a consequence
of the market’s recent strength
(especially in 2013) and, more
important, the result of dropping
some unusually bad results from the
fourth quarter of 2008—the onset
of the Financial Crisis. The five-year
average annual total return for the
Russell 2000 as of December 31, 2012
was 3.6% (+19.1% on a cumulative
basis). Yet when we fast-forward to
the end of December 2013, we see
the five-year return for the Russell
2000 jump to 20.1% (+149.7% on a
cumulative basis).

Most of the time, a five-year
period would capture a variety of
experiences, perhaps an entire market
cycle or two. But occasionally it does
not, and the result is a distortion
springing from an uncommonly
steady, mostly bullish period. So as
wonderful as they are, it seems clear
to us that the five-year returns for
several mutual funds, indexes, and
ETFs are simply too good to last.
Markets simply do not move
up forever, or even for several
years in a row.

We believe in reversion to the mean;
the cyclical nature of markets is
very real to us. Of course, we do not
pretend to know how to time market
cycles. All we know is that at some
point, the current cycle will change.

Continued on page 8...

Letter to Our Stockholders

Midcap Index, though they were more than respectable on an absolute basis. For the third quarter, the mid-cap index advanced 7.7% before rising 8.4% in the fourth, leading to a terrific 34.8% return for the full year.

Fixing A Hole
For the most part, calendar-year returns for our three oldest closed-end funds left us with mixed emotions (Royce Global Value Trust had less than three full months of performance). We were pleased, for the most part, with the Funds’ absolute results. However, on both an NAV (net asset value) and market price basis both Royce Value Trust and Focus Trust lagged their respective benchmarks, in the latter case by a sizable margin. Royce Micro-Cap Trust outpaced the small-cap Russell 2000 Index on both an NAV and market price basis for the calendar year. The Fund also beat the Russell Microcap Index on a market price basis in 2013 while it very narrowly trailed that index on an NAV basis.
     Our disciplined, risk-averse approach has often left us looking up at benchmarks during dynamic bull markets. In a more historically typical market cycle, 2013’s results would have given us less to explain or complain about. But these calendar-year results came after several portfolios underperformed their benchmarks in 2012 and 2011. The last three years, then, have left us increasingly frustrated, even as the reasons behind these underperformances are clear. Small-cap companies with high returns on invested capital (ROIC) and low-debt balance sheets have, as a group, underperformed their more leveraged counterparts. In addition, more economically sensitive cyclical sectors, including Energy, Industrials, Materials, and Technology, have trailed more defensive areas (such as Utilities) and less conservatively-capitalized, higher-yielding vehicles (e.g., REITs and MLPs) where we have little if any exposure. Over the last several years, we have found many of what we think are highly attractive opportunities in cyclical stocks and/or in companies with strong balance sheets and high ROIC. Most have had only limited participation in the rally that began in March 2009. There have also been industries, such as precious metals & mining, that did very well in the initial phase of the recovery following the Financial Crisis before they began to correct sharply in 2011 and are yet to recover. So while nearly all sectors and industries across all asset classes did well in 2013, companies with many of the qualities that we look for have not yet led for long. Our approach leads us to conservatively capitalized companies with high ROIC and strong cash flow characteristics, among other attributes. Investors have still not gravitated to these kinds of companies in comparatively large numbers. However, it’s worth mentioning that many quality small-cap companies did very well on an absolute basis in 2013, particularly in the year’s last eight months.

Let It Be
There have also been signs over the last year-and-a-half that this leadership pattern is beginning to change. Two dates stand out to us as significant. The first was June 4, 2012. From that date through the end of December 2012, investors showed a preference for companies with those quality characteristics mentioned earlier at the expense of high-yield

6 | This page is not part of the 2013 Annual Report to Stockholders

2013 NAV TOTAL RETURNS FOR ROYCE’S CLOSED-END FUNDS VS. RUSSELL 2000, RUSSELL MICROCAP, RUSSELL 2500 AND THE RUSSELL GLOBAL SMALL-CAP as of 12/31/13

[1] Not annualized, cumulative since RGTs inception on 10/17/13.

vehicles, highly leveraged stocks, and explosive growth stories. (This helps to explain why many of our portfolios outpaced their benchmarks in the final half of 2012.) Unfortunately, this quality rally was short lived, petering out early in the first quarter of 2013. But we saw it as a significant step in the right direction. After all, we have been arguing for some time now that many quality stocks underperformed over the last several years because the Fed’s zero-interest-rate policies and multiple rounds of quantitative easing led to an outsized hunger for high yield and too few consequences for businesses carrying a lot of debt. This in turn led to a comparative neglect of companies with more pristine balance sheets and those with steady, but lower, dividends. We have also insisted, however, that these advantages have largely played themselves out in the context of a strengthening economy.
    So it probably comes as no surprise that our second important date is the May 2, 2013 low for the 10-year Treasury yield, which marked the beginning of a rising interest-rate environment. Along with the onset of tapering, rising rates—though still historically low on an absolute basis—strongly suggest to us that we are moving closer, if at times by fits and starts, to a stock market that will reward quality businesses, especially those poised to benefit from a healthy, growing economy. In addition to the mini-rally in 2012, we saw improved results for many cyclical companies in the second half of 2013, especially compared to more defensive sectors. We have also seen a recovery in M&A and IPO activity. Most important, there have been increased levels of overall business activity, evidenced by the final revision of third-quarter GDP, which leaped from 3.6% to 4.1%.

We’ve Got a Feeling
Of course, considering where we have been over the last five-plus, even 13-plus, years, it seems fair to ask what a return to an “Old Normal” would look like in the market. Our sense is that small-caps are not on a collision course with a sustained decline or a catastrophic correction such as we saw in late 2008-early 2009. It seems more likely to us that the market will undergo a series of small corrections that will slow the current breakneck pace of returns. From our perspective, this would be part of the larger normalization process affecting the economy and the financial markets. Corrections are a fact of life, and we have

In our position as bottom-up stock-pickers,
we have always thought less about markets
and indexes than we do about stocks and
businesses. As has always been the case,
our daily work focuses squarely on finding
what we think are great companies at
attractive prices.

This page is not part of the 2013 Annual Report to Stockholders | 7

No one knows exactly when or to what
degree, but it will shift. This helps to
explain why we think it’s important
to never get too excited during bullish
phases like the current period, just as
we believe investors should not get
too upset during corrections.

Markets are always changing.
We work hard to be prepared for
these changes, which is why we use
volatility and falling share prices to
our advantage. Related to this is the
idea of rotation. We cannot say for
sure what part of the equity market
will lead next—we are obviously
hoping that it’s high quality—but
it’s clear that a move will come. So
we do not expect five-year returns to
remain this robust, but we are still
enthusiastic about the potential for
small-cap returns.

Equally important, we have always
thought that any evaluation of
returns must be both long-term
and multi-dimensional in order to
measure more accurately what is
being accomplished. For example,
rolling returns are an excellent tool
to examine mutual fund performance.
It allows us to look at returns over
multiple time periods and to gauge
the experience of investors who enter
the market at different points of time.
We always try to keep in mind the
following maxim: If the number looks
too high, it probably is.

Letter to Our Stockholders

not seen one in more than a year. So there will be some pullback, but we believe it will be manageable, at least for those of us with a disciplined, long-term approach.
     As of this writing, the Russell 2000 Index may have hit, or may be nearing, another peak. Nonetheless, we see opportunity in our chosen asset class. So while the index as a whole looked overvalued to us at year-end, the primary selection universe for our domestic small-cap portfolios is much wider than the Russell 2000. It encompasses more than 4,000 companies with market caps up to $2.5 billion; we are also active in mid-cap stocks, a segment where the market caps fall between $2.5 billion and $5 billion. This area provides more than 400 additional names. Indeed, no small-cap index, including the Russell 2000, takes in the full measure of small-cap valuations or offers the most appropriate selection space. In these days of ETFs and strong relative results for index-based investing, we think the enormous breadth of the small-cap world has been forgotten to some degree. In our position as bottom-up stock-pickers, we have always thought less about markets and indexes than we do about stocks and businesses. As has always been the case, our daily work focuses squarely on finding what we think are great companies at attractive prices. Our goal remains strong absolute returns over long-term periods. We cannot say for sure when conservatively capitalized, well-managed, and fundamentally sound businesses might assume market leadership. However, we are confident that they will in the not-too-distant future as the expanding economy leads investors to focus once more on fundamentals, particularly those that reveal high quality.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
January 31, 2014

8 | This page is not part of the 2013 Annual Report to Stockholders

2013 Annual Report to Stockholders | 9

Royce Value Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/13

July–December 2013[1]			19.32%

One-Year			34.14

Three-Year			11.66

Five-Year			21.27

10-Year			8.95

15-Year			10.04

20-Year			10.80

25-Year			11.55

Since Inception (11/26/86)			11.13

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2013	34.1%	2005	8.4%

2012	15.4	2004	21.4

2011	-10.1	2003	40.8

2010	30.3	2002	-15.6

2009	44.6	2001	15.2

2008	-45.6	2000	16.6

2007	5.0	1999	11.7

2006	19.5	1998	3.3

TOP 10 POSITIONS % of Net Assets

HEICO Corporation			1.4%

Tejon Ranch			1.0

On Assignment			0.9

Reliance Steel & Aluminum			0.9

Wabtec Corporation			0.9

Federated Investors Cl. B			0.8

E-L Financial			0.8

Coherent			0.8

Helmerich & Payne			0.8

Kennametal			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			28.5%

Information Technology			18.2

Financials			12.4

Consumer Discretionary			11.4

Materials			6.5

Health Care			4.8

Energy			4.4

Consumer Staples			1.1

Telecommunication Services			0.7

Diversified Investment Companies			0.3

Miscellaneous			4.9

Preferred Stock			0.1

Cash and Cash Equivalents, Net of Outstanding Line of Credit			6.7

Manager’s Discussion
Royce Value Trust (RVT) gained 34.1% on an NAV (net asset value) basis and 35.6% on a market price basis in 2013, capturing most of the respective gains of 38.8% and 41.3% for its unleveraged small-cap benchmarks, the Russell 2000 Index and S&P SmallCap 600 Index, for the same period.
     Equities came off a subdued, in some cases bearish, fourth quarter of 2012 and kicked off 2013 with a dynamic first quarter. RVT gained 10.6% on an NAV basis and 13.7% on a market price basis to finish this bullish quarter, in the latter case outperforming the Russell 2000 (+12.4%) and S&P SmallCap 600 (+11.8%). The second quarter was more volatile and uncertain. Macro concerns once again influenced market sentiment as the globe’s capital markets fell precipitously in late June following the announcement by Fed Chairman Ben Bernanke that the central bank was likely to slow the pace of its monthly bond purchases later in the year. Along with less-than-stellar news out of China, Brazil, Turkey, and Europe, and the rapidly rising yield on the 10-year Treasury, these negative headlines helped drive share prices lower. The markets stabilized, however, before the end of June, which enabled most major domestic indexes to finish the period in the black. RVT trailed both of its benchmarks in the second quarter, gaining 1.7% on an NAV basis and 1.9% on a market price basis compared to the Russell 2000’s 3.1% increase and the 3.9% gain for the S&P SmallCap 600.
     The second half of the year saw a resumption of the first’s quarter’s feverish pace. The third quarter was another strong bullish period for equities, especially small-caps, which maintained their dynamic showing. On an NAV basis, RVT’s 10.5% gain was enough to outperform the Russell 2000’s 10.2% increase though it was not enough to match the S&P SmallCap 600’s 10.7% return. On a market price basis, the Fund increased 7.6%. Fourth-quarter results were in general a bit more muted than those in the first and third, but remained generally robust. During this period, RVT gained 7.9% on an NAV basis and 8.8% on a market price basis, in the latter case beating the Russell 2000’s 8.7% advance but falling short of the S&P SmallCap 600’s 9.8% increase.
     While we have generally been pleased with the Fund’s recent performances on an absolute basis, relative results were not as consistent. On an NAV and market price basis, RVT outperformed the Russell 2000 for the five-, 15-, 20-, 25-year, and since inception (11/26/86) periods ended December 31, 2013 but only outpaced the S&P SmallCap 600 for the 25-year and since inception periods on an NAV basis and the 25-year period on a market price basis. RVT’s average annual NAV total return for the since inception period ended December 31, 2013 was 11.1%.
     Ten of the Fund’s 12 equity sectors finished the year in the black. Industrials made by far the largest positive impact on calendar-year performance, followed by Information

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

E-L Financial	0.49%

HEICO Corporation	0.48

On Assignment	0.47

PAREXEL International	0.46

Wabtec Corporation	0.43

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

10 | 2013 Annual Report to Stockholders

Performance and Portfolio Review

Technology, Financials, and Consumer Discretionary. Materials and Diversified Investment Companies detracted from performance, but their net losses were relatively tiny. At the industry level, metals & mining was the Fund’s leading detractor, as businesses could not cope with the respective 36% and 28% drops in silver and gold prices in 2013. Two of RVT’s top five, and half of its 20, worst performers came from this category. Three other holdings that posted net losses came from outside the industry but nonetheless had significant exposure to it, including two of the Fund’s largest detractors, Central Fund of Canada, and ASA Gold and Precious Metals—both are closed-end funds. After adding shares of each throughout much of the year, we trimmed our positions in December. We parted ways with Hochschild Mining in June and added shares of Canadian gold miner IAMGOLD Corporation. Outside the precious metals area, we significantly built our stake in Daphne International Holdings, a maker and retailer of Chinese footwear that sells Aerosole shoes in China. China’s economic slowdown has hurt its share price as a cutback in consumer spending has contributed to declining sales and revenues. The company’s strong management and market position give us confidence in its long-term potential.
     E-L Financial, an investment and insurance holding company based in Toronto, was the Fund’s top contributor and a top-ten holding at the end of 2013. We like its core business and dividend and were pleased to see other investors take note of the company. We trimmed our position in January and then again in December. HEICO Corporation is a tech-driven aerospace, industrial, defense, and electronics company located in Florida. The company benefited from both a recovery and a positive long-term outlook for the airline industry as well as ongoing profitability in its more space and defense-oriented Electronic Technologies Group. This resulted not only in improved margins and earnings, but also better free cash flows. It’s a long-time Royce holding that we think is well managed and a leader in its field. On Assignment runs a global business that provides in-demand, skilled professionals in the technology, healthcare, and life sciences fields. We like its steady earnings and cash flows as well as its niche in staffing industries that we think have very strong growth potential.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Daphne International Holdings	-0.22%

Central Fund of Canada Cl. A	-0.19

ASA Gold and Precious Metals	-0.15

Hochschild Mining	-0.12

IAMGOLD Corporation	-0.11

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 12/31/13

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2] Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$1,308 million

Number of Holdings	539

Turnover Rate	33%

Symbol
Market Price	RVT
NAV	XRVTX

Average Market Capitalization[2]	$1,782 million

Weighted Average P/E Ratio[3,4]	21.6x

Weighted Average P/B Ratio[3]	2.1x

U.S. Investments (% of Net Assets)	78.1%

Non-U.S. Investments (% of Net Assets)	15.2%

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 12/31/13).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

2013 Annual Report to Stockholders | 11

Royce Micro-Cap Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/13

July-December 2013[1]			27.42%

One-Year			44.52

Three-Year			16.11

Five-Year			24.12

10-Year			9.64

15-Year			11.60

20-Year			11.93

Since Inception (12/14/93)			11.92

[1] Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2013	44.5%	2005	6.8%

2012	17.3	2004	18.7

2011	-7.7	2003	55.5

2010	28.5	2002	-13.8

2009	46.5	2001	23.4

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

TOP 10 POSITIONS % of Net Assets

Integrated Electrical Services			1.2%

Mesa Laboratories			1.1

Drew Industries			1.1

Computer Task Group			1.1

Patriot Transportation Holding			1.1

Raven Industries			1.1

Quaker Chemical			1.0

Sun Hydraulics			1.0

Seneca Foods			1.0

Tejon Ranch			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			28.9%

Information Technology			21.0

Financials			16.1

Consumer Discretionary			12.2

Health Care			8.7

Materials			5.8

Energy			3.5

Consumer Staples			2.4

Telecommunication Services			0.4

Utilities			0.1

Miscellaneous			4.8

Preferred Stock			0.3

Outstanding Line of Credit, Net of Cash and Cash Equivalents			-4.2

Manager’s Discussion
Royce Micro-Cap Trust (RMT) gained 44.5% on an NAV (net asset value) basis and 49.4% on a market price basis in 2013 compared to its unleveraged benchmarks, the Russell 2000 Index and Russell Microcap Index, which had respective gains of 38.8% and 45.6%, for the same period. During the highly bullish first quarter, RMT gained 11.4% on an NAV basis, falling behind both the Russell 2000 and the Russell Microcap, which rose 12.4% and 12.6%, respectively. On a market price basis, RMT outpaced both indexes, gaining 14.6% during the first quarter. The second quarter was more volatile. Market sentiment soured in late June after the Fed announced that it would likely begin winding down its quantitative easing policies later in the year. Adding to the uncertainty was the less-than-stellar news out of China, Brazil, Turkey, and Europe, which led to a drop in stock prices for several sessions before the markets stabilized here in the U.S. just before the end of June. RMT trailed both the Russell 2000 and Russell Microcap Indexes in the second quarter, gaining 1.8% on an NAV basis and 2.4% on a market price basis compared to respective gains of 3.1% and 5.1%.
     The Fund enjoyed a particularly strong third quarter, outpacing each of its benchmarks. RMT advanced 13.9% on an NAV basis (and gained 9.6% based on market price) while the small-cap index was up 10.2% and the micro-cap index rose 11.6% in the third quarter. The fourth quarter saw mostly lower though still positive returns, though micro-caps were something of an exception to this rule. The Fund increased 11.9% on an NAV basis and an impressive 16.2% on a market price basis versus respective gains of 8.7% and 10.3% for the Russell 2000 and Russell Microcap Indexes.
     On a long-term NAV basis, we were pleased that the Fund outperformed the Russell 2000 for the three-, five-, 10-, 15-, 20-year, and since inception (12/14/93) periods ended December 31, 2013. The Fund also outpaced the Russell Microcap for the one-, five-, and 10-year periods on an NAV basis. On a market price basis, RMT outperformed the Russell 2000 for the one-, three-, five-, 20-year, and since inception (12/14/93) periods ended December 31, 2013; the Fund also outpaced the Russell Microcap for the one-, three-, five-, and 10-year periods. (Data for the Russell Microcap only goes back to 2000.) RMT’s average annual NAV total return for the since inception period was 11.9%. We are proud of the Fund’s long-term record and are pleased that RMT celebrated 20 years of history in December 2013.
     Nine of the Fund’s 10 equity sectors made net contributions to performance in 2013. Industrials led comfortably, though strong net gains also came from Information Technology and Financials. At the position level, the largest contributions came from companies in the Financials and Industrials sectors. San Diego-based BofI Holding has been a holding in the

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

BofI Holding	0.99%

Altisource Asset Management	0.87

Virtus Investment Partners	0.82

Kennedy-Wilson Holdings	0.79

AAON	0.76

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

12 | 2013 Annual Report to Stockholders

Performance and Portfolio Review

portfolio since late August of 2006. BofI saw its web-based banking services in both the consumer and commercial markets in high demand. We liked its long-term prospects, but its soaring stock price convinced us to greatly reduce our position. Altisource Asset Management provides asset management and corporate governance services to investment vehicles that own real estate related assets. We began to sell our stake in September when its share price rose well beyond our price target. A rising stock price also led us to take gains in Virtus Investment Partners, a financial advisory and consulting firm, and Kennedy-Wilson Holdings, a vertically-integrated real estate investment and services company. The latter benefited from investing aggressively in West Coast commercial real estate when those markets were in distress, and the firm’s performance in 2013 reflected their much healthier condition.
     Five out of the Fund’s top 10 detractors, and 10 of its top 20, came from the metals & mining industry. Respective commodity price declines of 28% and 36% for gold and silver in 2013 were the primary cause of the industry’s woes. After adding to our stake in the first half, we chose to sell our shares in Vista Gold in the fall after further alarming share price declines. We also parted ways with Golden Star Resources. Confident that it could benefit from an eventual turnaround, we added shares in closed-end fund ASA Gold and Precious Metals, which invests primarily in companies involved in gold mining. After initiating a position in March, we substantially built our position in Sprott, a Canadian investment management company that saw its share price slide as assets and fees declined, in large part the result of its significant exposure to the precious metals mining and energy industries. Coming from the Health Care sector, Celsion Corporation develops heat-based cancer treatments, currently focused on breast and liver cancer. After gains in the stock led us to reduce our stake between July 2012 and January 2013, we held a small position throughout the year, though it was not small enough to keep the stock from hurting performance. Its share price cratered late in January on news that its liver cancer treatment, ThermoDox, failed to meet efficacy expectations in the final stage of clinical testing. We still like its core business and were reasonably hopeful that it could recover.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Vista Gold	-0.48%

Celsion Corporation	-0.41

ASA Gold and Precious Metals	-0.25

Golden Star Resources	-0.21

Sprott	-0.14

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 12/31/13

[1] Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions and fully participated in the primary subscription of the 1994 rights offering.

[2] Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on the Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$433 million

Number of Holdings	392

Turnover Rate	29%

Symbol
Market Price	RMT
NAV	XOTCX

Net Leverage[1]	4%

Average Market Capitalization[2]	$453 million

Weighted Average P/E Ratio[3,4]	21.0x

Weighted Average P/B Ratio[3]	1.9x

U.S. Investments (% of Net Assets)	91.5%

Non-U.S. Investments (% of Net Assets)	12.7%

[1] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.

[2]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (24% of portfolio holdings as of 12/31/13).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

2013 Annual Report to Stockholders | 13

Royce Focus Trust

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/13

July-December 2013[1]			16.69%

One-Year			19.73

Three-Year			6.08

Five-Year			17.49

10-Year			9.38

15-Year			11.01

Since Inception (11/1/96)[2]			10.58

[1] Not annualized
[2] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2013	19.7%	2005	13.3%

2012	11.4%	2004	29.3%

2011	-10.5	2003	54.3

2010	21.8	2002	-12.5

2009	54.0	2001	10.0

2008	-42.7	2000	20.9

2007	12.2	1999	8.7

2006	15.8	1998	-6.8

TOP 10 POSITIONS % of Net Assets

Western Digital			5.0%

Franklin Resources			3.8

Berkshire Hathaway Cl. B			3.7

Helmerich & Payne			3.5

Exxon Mobil			3.2

Microsoft Corporation			3.1

Thor Industries			3.0

Apple			2.9

Buckle (The)			2.7

Myriad Genetics			2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			18.7%

Materials			18.7

Information Technology			18.7

Energy			11.9

Consumer Discretionary			11.2

Industrials			8.7

Consumer Staples			6.3

Health Care			3.7

Cash and Cash Equivalents			2.1

Manager’s Discussion
     Following rough first- and second-quarter results, disappointing absolute and relative performance continued for Royce Focus Trust (FUND). For the year, FUND rose 19.7% on an NAV (net asset value) basis and 22.0% on a market price basis, lagging the 36.8% gain for its benchmark, the Russell 2500 Index.
     The Fund could not keep pace through the first quarter of 2013, a more or less consistently bullish period that lifted share prices across asset classes. The Fund climbed 2.3% on an NAV basis and 7.3% on a market price basis in the first quarter, lagging behind the 12.8% advance for the Russell 2500. Following this bull run, the markets shifted to a more volatile and unsettled mode. The second quarter saw declines in the emerging markets and a slowdown in China that, combined with Fed Chairman Ben Bernanke’s announcement that the pace of the central bank’s $85 billion monthly bond purchase program was likely to slow by the end of the year, further distorted valuations and depressed asset prices. The market’s reaction to these macro headlines was swift and dramatic, though U.S. stocks generally did a better job of pushing through these challenges than many non-U.S. stocks. Most U.S. indexes finished the quarter in the black. FUND lagged its benchmark in the second quarter, gaining 0.2% on an NAV basis and 1.3% on a market price basis versus a gain of 2.3% for the Russell 2500.
     The third quarter was only slightly less bullish than the first, with returns for most of the major indexes demonstrating the market’s resilience. Indeed, strong third-quarter results were a convincing sign that investors were happy to shrug off macro developments that were potentially similar to those that had hampered results in the previous three years. The Fund’s NAV performance was a bit stronger during this quarter, though it continued to trail its benchmark. FUND advanced 8.9% on an NAV basis and 4.9% on a market price basis in the third quarter while the benchmark rose 9.1%. The markets were a bit less dynamic in the year’s final quarter, though returns were still solidly in the black. FUND posted 7.0% on an NAV basis and 7.1% on a market price basis to finish the year, underperforming the Russell 2500’s 8.7% increase. While we were pleased that the Fund outpaced its benchmark for the 15-year and since inception of our management (11/1/96) periods ended December 31, 2013, relative results over other long-term periods were disappointing. The Fund’s average annual NAV total return for the since inception period ended December 31, 2013 was 10.6%.
     Six of the Fund’s eight equity sectors contributed positively to calendar-year performance. Information Technology led by a wide margin, followed by notable net gains from the Consumer Staples, Financials, and Consumer Discretionary sectors. Materials was the Fund’s most significant detractor, with most losses coming from the metals & mining industry. This group accounted for all five of FUND’s five-largest detractors, as well as seven of its top 10.

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

Western Digital	3.67%

Nu Skin Enterprises Cl. A	3.57

GameStop Corporation Cl. A	1.86

Helmerich & Payne	1.53

Microsoft Corporation	1.51

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

14 | 2013 Annual Report to Stockholders

Performance and Portfolio Review

Plummeting revenue and share prices were mostly the result of significant drops in silver and gold prices in 2013—36% and 28%, respectively—as well as increased operating costs for many mining companies. In many cases, valuations have reached what we view as rock-bottom levels that have not been seen since the late 2008-early 2009 lows. For the most part, we have chosen to hold those companies that we think look best positioned for an eventual turnaround. We sold our positions in Allied Nevada Gold and Newmont Mining and added shares of Seabridge Gold and Fresnillo. We also held on to our shares in Pretium Resources.
     Irvine, C.A.-based Western Digital was FUND’s top contributor and a number one position at year-end. One of two firms that dominate disk drive production worldwide, Western Digital’s core business—solutions for the collection, storage, management, and protection of digital content—grabbed our attention back in 2010 when we first began building a position in the portfolio. The company made some smart acquisitions in 2013, including Virident, sTec, and VeloBit, which strengthened its position in the hard disk drive and flash technology markets. A developer and distributor of personal care skin products worldwide, Nu Skin Enterprises was the Fund’s second-largest contributor to 2013 performance. Its share price gained momentum from stronger-than-anticipated third-quarter earnings and improved full-year guidance for 2013 in October, driven by the success of a limited-time offer for its new weight management system, helped its share price gain momentum. We took gains throughout much of the year. GameStop Corporation is a video game retailer that sells new and pre-owned gaming products, including hardware and software. In contrast to Wall Street’s prediction that GameStop would be the next Blockbuster Video, we have long been attracted to the company’s management and buy-sell-trade model. Earlier in the year, announcements came from Microsoft and Sony that each would be introducing updated gaming consoles mollified worries. In addition to the updated consoles, the company’s video game exchange business should continue to thrive as new games are introduced with the release of the new consoles and older games from outdated systems should be harder to find. The firm also enjoyed increased net sales in the third quarter and saw high demand for the new consoles. We reduced our position in 2013.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Allied Nevada Gold	-2.15%

Seabridge Gold	-1.13

Pretium Resources	-1.10

Fresnillo	-0.99

Newmont Mining	-0.81

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[3] through 12/31/13

[1] Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the 2005 rights offering.
[2] Reflects the actual market price of one share as it traded on Nasdaq.
[3] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$191 million

Number of Holdings	52

Turnover Rate	23%

Symbol
Market Price	FUND
NAV	XFUNX

Average Market Capitalization[1]	$6,747 million

Weighted Average P/E Ratio[2,3]	16.7x

Weighted Average P/B Ratio[2]	2.1x

U.S. Investments (% of Net Assets)	71.2%

Non-U.S. Investments (% of Net Assets)	26.7%

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings, or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/13).

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

2013 Annual Report to Stockholders | 15

Royce Global Value Trust

CUMULATIVE NAV TOTAL RETURN Through 12/31/13
Since Inception (10/17/13)[1]	2.76%

[1] Not annualized

TOP 10 POSITIONS % of Net Assets

Stallergenes	1.7%

New World Department Store China	1.6

Lazard Cl. A	1.6

Midland Holdings	1.6

Television Broadcasts	1.6

Mayr-Melnhof Karton	1.6

Semperit AG Holding	1.6

Vaisala Cl. A	1.6

Daphne International Holdings	1.5

Lewis Group	1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	18.2%

Industrials	15.7

Materials	13.5

Information Technology	12.8

Financials	12.8

Health Care	7.1

Energy	2.0

Consumer Staples	2.0

Cash and Cash Equivalents	15.9

Manager’s Discussion
Royce Global Value Trust (RGT), our newest offering, rose 2.8% on an NAV (net asset value) basis in its inaugural performance period versus a 3.3% gain for its benchmark, the Russell Global Small Cap Index, for the same period, which ran from October 17, 2013 through the end of 2013. We were pleased with the portfolio’s early showing, especially considering that as 2013 closed, RGT held a relatively large cash percentage. These results also come with a caveat, however—we believe that such a short-term span is not terribly relevant in evaluating any investment’s merits. This period covered most of the year’s bullish fourth quarter, which was generally less robust for non-U.S. stocks than it was for their domestic cousins. Results for both RGT and its benchmark reflected this.
     The Fund came into existence as a spin-off from Royce Value Trust (RVT) in which the distribution of shares of RGT to its stockholders was done at the rate of one share of Global Trust common stock for every seven shares of RVT common stock owned. RGT’s investment goal is long-term growth of capital. The Fund invests in a broadly diversified portfolio of both U.S. and non-U.S. small-cap stocks. Chuck Royce manages the Fund while Royce veterans Chris Flynn and David Nadel serve as assistant portfolio managers. We are very excited to be introducing a closed-end portfolio that seeks to take advantage of the growing opportunities among global small-caps, which we think remain outstanding. The Fund finished 2013 with 97 equity holdings and approximately 84% of its common stock positions were invested in countries located outside the U.S., which nonetheless remained the nation to which the portfolio had the most exposure at the end of December. RGT also had a good-sized amount of exposure to Hong Kong, Canada, Japan, the UK, and France at year-end.
     The portfolio’s best-performing equity sectors were also two of its largest at the end of 2013—Industrials and Information Technology. Financials, Health Care, and Materials rounded out the list of sectors that posted net gains while Energy was flat and Consumer Staples and Consumer Discretionary each posted comparably modest net losses for the opening performance period. Trading companies & distributors, from the Industrials sector, led all of RGT’s industry groups by a sizable margin, though the electronic equipment,

GOOD IDEAS THAT WORKED Top Contributors to 2013 Performance[1]

AerCap Holdings	0.86%

GrafTech International	0.36

Vaisala Cl. A	0.33

EPS Corporation	0.31

Lazard Cl. A	0.28

[1] Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The Fund invests primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. The Fund invests primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2013.

16 | 2013 Annual Report to Stockholders

Performance and Portfolio Review

instruments & components group and capital markets stocks also chipped in with good-sized gains. Among those groups that detracted from results, the textiles, apparel & luxury goods group led, followed by net losses for construction & engineering companies and the metals & mining group.
     AerCap Holdings led all of the Fund’s top contributors by a wide margin. The Netherlands-based company has a global business in aircraft leasing and aviation finance. It share price soared in mid-December on news that it would be buying American International Group’s International Lease Finance, which stood to make AerCap the world’s second-largest aircraft lessor. We sold our position in the dramatic run-up. GrafTech International is a long-time Royce favorite. It’s a U.S. business that manufactures synthetic and natural graphite and carbon based products that are used to produce steel. The company had been enduring slowing demand for steel and capacity utilization before announcing plans for a turnaround that focuses on profitability, cash flow, and growth while also offering a sturdier outlook for steel demand in 2014.
     Shanghai-based Daphne International Holdings led all of the portfolio’s “Good Ideas at the Time” by a wide margin. In December, we used its slumping share price to add to our position. The overall slowdown in the Chinese economy has taken its toll on Daphne’s business as lower levels of consumer spending in particular caused sales and revenues to decline. The company is a Chinese footwear maker and retailer that sells Aerosole shoes in China. Its strong management and market position gave us confidence in the company’s long-term potential, though we recognize that this investment is likely to require patience. We had less confidence in the long-term prospects for Ekornes, a Norwegian home furnishings manufacturer that specializes in recliners and sofas. Declining sales and revenues left us less comfortable, so we reduced our position.
     Daily NAVs (net asset values) for the Fund are available on our website and online through most ticker symbol lookup services, as well as on broker terminals under the symbol XRGTX. The Fund trades on the New York Stock Exchange under the symbol RGT. Of course, investors should consider the Fund’s investment objectives, risks, fees, charges, and expenses carefully before investing.

GOOD IDEAS AT THE TIME Top Detractors from 2013 Performance[1]

Daphne International Holdings	-0.37%

Ekornes	-0.19

Mardin Cimento Sanayii	-0.17

Raubex Group	-0.17

Fresnillo	-0.15

[1] Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Fund Total Net Assets	$103 million

Number of Holdings	97

Turnover Rate	7%

Symbol
Market Price	RGT
NAV	XRGTX

Average Market Capitalization[1]	$1,230 million

Weighted Average P/E Ratio[2,3]	16.4x

Weighted Average P/B Ratio[2]	2.0x

[1]  Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]  Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/13).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States	15.7%

Hong Kong	10.6

Canada	7.5

Japan	7.1

United Kingdom	6.3

France	5.4

South Africa	4.2

Austria	3.2

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

2013 Annual Report to Stockholders | 17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866
2012	Annual distribution total $0.80		13.063	714	186,540	162,556
2013	Annual distribution total $2.19[4]		16.647	1,658

12/31/13		$21,922		13,771	$250,219	$220,474

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3] Includes a return of capital.
[4] Includes Royce Global Value Trust spin-off of $1.40 per share.

18 | 2013 Annual Report to Stockholders

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price[1]	Shares	Value[2]	Value[2]
Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596
2012	Annual distribution total $0.51		9.084	285	57,501	49,669
2013	Annual distribution total $1.38		11.864	630

12/31/13		$8,900		5,886	$83,110	$74,222

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219

12/31/13		$7,044		4,090	$35,501	$31,166

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/31/13		$8,975		1,000	$10,050	$8,890

[1] The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2] Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3] Includes a return of capital.

2013 Annual Report to Stockholders | 19

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT, RMT and FUND shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2014.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT, RMT and FUND held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser is absorbing all commissions on optional sales under the Plans through December 31, 2014. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

20 | 2013 Annual Report to Stockholders

Royce Value Trust	December 31, 2013

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 93.2%

Consumer Discretionary – 11.4%
Auto Components - 0.5%
Cooper Tire & Rubber	41,500	$997,660
Drew Industries	18,091	926,259
Gentex Corporation [1]	76,300	2,517,137
Lear Corporation	14,000	1,133,580
Minth Group	356,100	739,359

		6,313,995

Automobiles - 0.9%
Thor Industries [1]	117,600	6,495,048
Winnebago Industries [2]	211,400	5,802,930

		12,297,978

Distributors - 1.0%
Genuine Parts	7,700	640,563
LKQ Corporation [2]	297,200	9,777,880
Weyco Group	97,992	2,883,905

		13,302,348

Diversified Consumer Services - 1.1%
Benesse Holdings	32,500	1,303,888
Career Education [2]	28,900	164,730
MegaStudy	15,000	1,107,216
Regis Corporation [1]	233,800	3,392,438
Sotheby’s [1]	118,700	6,314,840
Strayer Education [2]	7,000	241,290
Universal Technical Institute	125,432	1,744,759

		14,269,161

Hotels, Restaurants & Leisure - 0.2%
Ambassadors Group	32,100	149,265
Carrianna Group Holdings	570,200	123,536
CEC Entertainment	60,900	2,696,652
†Tropicana Entertainment [2,3]	6,000	103,500

		3,072,953

Household Durables - 2.4%
Ekornes	60,000	813,645
Ethan Allen Interiors	320,800	9,758,736
†Forbo Holding	1,500	1,281,318
Hanssem	49,100	2,340,200
Harman International Industries [1]	77,300	6,327,005
Mohawk Industries [1,2,4]	53,400	7,951,260
NVR [2]	3,100	3,180,631

		31,652,795

Internet & Catalog Retail - 0.2%
Manutan International	20,000	1,259,315
Takkt	40,000	742,328

		2,001,643

Leisure Equipment & Products - 0.3%
Beneteau [2]	50,000	933,412
Nautilus [2]	138,400	1,166,712
Shimano	13,400	1,149,008

		3,249,132

Media - 1.3%
Global Mediacom	4,753,000	742,046
Media Chinese International	5,079,400	1,511,957
Morningstar [1]	84,600	6,606,414
Pico Far East Holdings	6,517,000	2,277,584
Television Broadcasts	479,800	3,198,955
Wiley (John) & Sons Cl. A	58,300	3,218,160

		17,555,116

Multiline Retail - 0.3%
Dollar Tree [2]	11,850	668,577
Golden Eagle Retail Group	933,300	1,232,476
New World Department Store China	4,215,700	2,370,356

		4,271,409

Specialty Retail - 1.9%
Advance Auto Parts	6,700	741,556
Aeropostale [2]	10,000	90,900
American Eagle Outfitters	70,900	1,020,960
Asahi Company	49,300	687,232
Ascena Retail Group [1,2]	121,100	2,562,476
Beter Bed Holding	49,300	1,194,006
Bonjour Holdings	5,892,000	1,284,124
Children’s Place Retail Stores [2]	9,300	529,821
DSW Cl. A	19,800	846,054
Finish Line (The) Cl. A	21,900	616,923
GameStop Corporation Cl. A	17,900	881,754
Genesco [2]	25,700	1,877,642
Hour Glass (The)	75,000	99,251
Lewis Group	200,000	1,351,764
L’Occitane International	400,000	852,172
Luk Fook Holdings (International)	48,400	184,130
Oriental Watch Holdings	543,000	143,553
OSIM International	1,200,000	2,187,091
Ross Stores	4,730	354,419
Stein Mart	167,800	2,256,910
Systemax [2]	194,000	2,182,500
TravelCenters of America LLC [2]	11,600	112,984
West Marine [2]	131,100	1,865,553
Wet Seal (The) Cl. A [2]	63,200	172,536

		24,096,311

Textiles, Apparel & Luxury Goods - 1.3%
Daphne International Holdings	5,887,600	2,649,849
Gildan Activewear	7,200	383,832
Grendene	175,000	1,341,846
J.G. Boswell Company [3]	2,292	2,016,960
Makalot Industrial	160,000	864,328
Pacific Textiles Holdings	2,420,000	3,688,844
Stella International Holdings	467,000	1,190,039
Texwinca Holdings	26,300	27,676
Van de Velde	27,500	1,377,075
Wolverine World Wide [1]	95,000	3,226,200

		16,766,649

Total (Cost $99,621,045)		148,849,490

Consumer Staples – 1.1%
Beverages - 0.0%
†Crimson Wine Group [2,3]	8,925	78,897

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Consumer Staples (continued)
Food & Staples Retailing - 0.1%
FamilyMart	27,800	$1,268,436

Food Products - 1.0%
Alico	27,000	1,049,490
Cal-Maine Foods	39,948	2,406,068
Seneca Foods Cl. A [2]	148,103	4,723,005
Seneca Foods Cl. B [2]	13,751	401,254
Super Group	280,000	843,139
Tootsie Roll Industries	130,520	4,247,121
Waterloo Investment Holdings [2,5]	598,676	89,203

		13,759,280

Total (Cost $10,355,125)		15,106,613

Diversified Investment Companies – 0.3%
Closed-End Funds - 0.3%
Central Fund of Canada Cl. A [1]	289,800	3,839,850
RIT Capital Partners	13,500	281,677

Total (Cost $4,445,531)		4,121,527

Energy – 4.4%
Energy Equipment & Services - 3.5%
Cal Dive International [2]	456,250	917,062
†Era Group [1,2,4]	13,100	404,266
Helmerich & Payne [1]	125,300	10,535,224
ION Geophysical [2]	361,500	1,192,950
Key Energy Services [2]	58,500	462,150
Oil States International [2]	45,023	4,579,740
Pason Systems	115,500	2,498,649
SEACOR Holdings [1,2]	93,775	8,552,280
Steel Excel [2,3]	156,880	4,627,960
Superior Energy Services [1,2]	40,300	1,072,383
TGS-NOPEC Geophysical	80,300	2,128,871
Tidewater	64,300	3,811,061
Trican Well Service	65,200	796,701
Unit Corporation [2]	88,500	4,568,370

		46,147,667

Oil, Gas & Consumable Fuels - 0.9%
Africa Oil [2]	74,800	649,945
Cimarex Energy [1]	61,300	6,430,983
Contango Oil & Gas [2]	8,700	411,162
Green Plains Renewable Energy	7,800	151,242
Lundin Petroleum [2]	24,100	469,871
Resolute Energy [1,2]	317,234	2,864,623

		10,977,826

Total (Cost $44,227,343)		57,125,493

Financials – 12.4%
Capital Markets - 5.4%
Affiliated Managers Group [1,2]	34,700	7,525,736
AllianceBernstein Holding L.P. [1,4]	142,000	3,030,280
AP Alternative Assets L.P. [2]	64,752	1,829,244
†Artisan Partners Asset Management Cl. A	45,900	2,992,221
ASA Gold and Precious Metals	188,601	2,312,248
Ashmore Group	566,000	3,761,255
Aurelius	9,300	377,423
Cowen Group [2]	853,458	3,337,021
Eaton Vance [1]	81,000	3,465,990
Federated Investors Cl. B [1,4]	384,200	11,064,960
GAMCO Investors Cl. A	28,900	2,513,433
Jupiter Fund Management	75,000	478,155
Lazard Cl. A	114,800	5,202,736
MVC Capital	254,200	3,431,700
Paris Orleans	33,513	820,648
RHJ International [2]	520,000	2,639,692
SEI Investments	231,500	8,039,995
Sprott	590,000	1,455,213
U.S. Global Investors Cl. A	661,751	1,680,848
Value Partners Group	4,503,000	3,490,067
Westwood Holdings Group	23,460	1,452,409

		70,901,274

Commercial Banks - 1.7%
Bank of N.T. Butterfield & Son	1,784,161	2,658,400
Farmers & Merchants Bank of Long
Beach [3]	1,200	6,240,000
Fauquier Bankshares	160,800	2,196,528
First Citizens BancShares Cl. A	36,527	8,132,006
Mechanics Bank [3]	200	2,570,000

		21,796,934

Consumer Finance - 0.0%
EZCORP Cl. A [2]	13,000	151,970

Diversified Financial Services - 0.6%
Banca Finnat Euramerica	560,000	244,214
†HF2 Financial Management Cl. A [2]	292,300	2,972,691
Moody’s Corporation	9,530	747,819
Pargesa Holding	4,300	346,584
PICO Holdings [2]	67,500	1,559,925
Sofina	19,000	2,163,989

		8,035,222

Insurance - 2.4%
Alleghany Corporation [2]	6,499	2,599,340
eHealth [2]	27,350	1,271,502
E-L Financial	16,500	11,028,477
Erie Indemnity Cl. A [1]	50,000	3,656,000
Independence Holding Company	349,423	4,713,716
Platinum Underwriters Holdings	56,900	3,486,832
Primerica	95,000	4,076,450
Validus Holdings	14,100	568,089

		31,400,406

Real Estate Management & Development - 1.9%
Consolidated-Tomoka Land	60,564	2,197,867
Forestar Group [1,2,4]	102,000	2,169,540
Kennedy-Wilson Holdings	97,100	2,160,475
Midland Holdings	5,027,100	2,424,636
St. Joe Company (The) [1,2,4]	167,000	3,204,730
Tejon Ranch [2]	342,600	12,593,976

		24,751,224

Thrifts & Mortgage Finance - 0.4%
Timberland Bancorp [6]	444,200	4,273,204

22 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Financials (continued)
Thrifts & Mortgage Finance (continued)
Vestin Realty Mortgage II [2]	214,230	$355,622

		4,628,826

Total (Cost $129,633,964)		161,665,856

Health Care – 4.8%
Biotechnology - 0.4%
Genomic Health [2]	33,000	965,910
Green Cross	7,500	884,778
Myriad Genetics [1,2,4]	140,650	2,950,837
†ZIOPHARM Oncology [1,2,4]	68,000	295,120

		5,096,645

Health Care Equipment & Supplies - 1.7%
Allied Healthcare Products [2]	140,225	329,529
Analogic Corporation [1]	38,875	3,442,770
AngioDynamics [1,2]	52,123	895,994
Atrion Corporation	16,235	4,809,619
bioMerieux	8,500	891,859
CONMED Corporation	81,500	3,463,750
DiaSorin	20,000	937,952
IDEXX Laboratories [1,2]	43,711	4,649,539
Invacare Corporation	27,000	626,670
Kossan Rubber Industries	610,406	805,054
Nihon Kohden	20,100	700,475
†Synergetics USA [1,2]	85,125	308,152
Top Glove	475,000	816,440
Urologix [2,3]	142,648	25,677

		22,703,480

Health Care Providers & Services - 0.5%
Bangkok Chain Hospital	1,250,000	230,143
Landauer [1]	75,500	3,972,055
MWI Veterinary Supply [1,2]	10,000	1,705,900
Schein (Henry) [2]	4,820	550,733
VCA Antech [1,2]	21,500	674,240

		7,133,071

Life Sciences Tools & Services - 1.3%
Bio-Rad Laboratories Cl. A [2]	19,688	2,433,634
EPS Corporation	758	993,296
Furiex Pharmaceuticals [2]	4,400	184,844
PAREXEL International [2]	165,800	7,490,844
PerkinElmer [1]	39,000	1,607,970
Techne Corporation	46,614	4,412,947

		17,123,535

Pharmaceuticals - 0.9%
Boiron	20,000	1,409,817
Kalbe Farma	3,996,000	410,435
Medicines Company (The) [2]	67,700	2,614,574
Recordati	90,000	1,295,083
Santen Pharmaceutical	26,000	1,210,996
†Stallergenes	20,000	1,492,634
Vetoquinol	30,000	1,267,019
Virbac	6,500	1,388,700

		11,089,258

Total (Cost $36,469,322)		63,145,989

Industrials – 28.5%
Aerospace & Defense - 2.3%
Alliant Techsystems [1]	1,800	219,024
Cubic Corporation	26,454	1,393,068
Curtiss-Wright	18,600	1,157,478
Ducommun [2]	117,200	3,493,732
HEICO Corporation [1]	262,938	15,237,257
HEICO Corporation Cl. A	80,808	3,403,633
Hexcel Corporation [2]	47,500	2,122,775
Moog Cl. A [2]	25,000	1,698,500
Teledyne Technologies [2]	20,600	1,892,316

		30,617,783

Air Freight & Logistics - 1.8%
Expeditors International of Washington	162,050	7,170,712
Forward Air	209,750	9,210,123
Hub Group Cl. A [1,2,4]	149,400	5,958,072
UTi Worldwide	100,400	1,763,024

		24,101,931

Building Products - 1.2%
American Woodmark [2]	117,135	4,630,346
Burnham Holdings Cl. B [3]	36,000	676,800
Simpson Manufacturing	275,300	10,111,769

		15,418,915

Commercial Services & Supplies - 2.3%
Brink’s Company (The)	206,320	7,043,765
CompX International Cl. A	211,100	2,972,288
Copart [2]	178,360	6,536,894
Kaba Holding	3,000	1,457,878
Kimball International Cl. B	286,180	4,301,286
Moshi Moshi Hotline	11,700	125,210
Ritchie Bros. Auctioneers [1]	325,384	7,461,055
Tetra Tech [2]	18,900	528,822

		30,427,198

Construction & Engineering - 1.7%
EMCOR Group	149,400	6,340,536
Foster Wheeler [2]	35,000	1,155,700
Integrated Electrical Services [2]	351,960	1,897,064
Jacobs Engineering Group [1,2]	93,620	5,897,124
KBR	198,393	6,326,753

		21,617,177

Electrical Equipment - 3.1%
†EnerSys	43,400	3,041,906
Franklin Electric	209,200	9,338,688
Global Power Equipment Group	105,482	2,064,282
GrafTech International [2]	327,938	3,682,744
Graphite India	261,700	338,469
Hubbell Cl. B [1]	7,000	762,300
Powell Industries	92,400	6,189,876
Preformed Line Products	91,600	6,701,456

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Regal-Beloit	100,000	$7,372,000
Vicor [2]	42,402	569,035

		40,060,756

Industrial Conglomerates - 0.7%
Carlisle Companies [1]	24,200	1,921,480
Raven Industries [1]	192,400	7,915,336

		9,836,816

Machinery - 9.2%
Astec Industries	28,200	1,089,366
Burckhardt Compression Holding	8,400	3,681,856
CB Industrial Product Holding	189,000	185,221
Chen Hsong Holdings	1,159,000	361,706
†CIRCOR International	45,600	3,683,568
CLARCOR [1]	92,500	5,952,375
Columbus McKinnon [2]	86,800	2,355,752
Donaldson Company [1]	199,959	8,690,218
EVA Precision Industrial Holdings	3,476,000	488,611
FAG Bearings India	25,300	661,019
Graco	116,376	9,091,293
Haitian International Holdings	430,000	978,193
IDEX Corporation	67,400	4,977,490
Kennametal [1]	202,100	10,523,347
Lincoln Electric Holdings	58,685	4,186,588
†Middleby Corporation [2]	19,500	4,679,415
NN	197,100	3,979,449
Nordson Corporation	24,296	1,805,193
Pfeiffer Vacuum Technology	5,000	680,490
PMFG [2]	388,352	3,514,586
Rational	2,000	663,362
RBC Bearings [2]	47,000	3,325,250
Rotork	30,000	1,425,773
Sarin Technologies	1,018,600	1,493,253
Semperit AG Holding	25,000	1,237,957
Spirax-Sarco Engineering	20,000	990,258
Sun Hydraulics	14,500	592,035
Timken Company (The)	41,700	2,296,419
Valmont Industries	44,000	6,561,280
WABCO Holdings [2]	97,700	9,126,157
Wabtec Corporation	155,850	11,574,979
Woodward [1]	208,400	9,505,124

		120,357,583

Marine - 0.5%
Clarkson	42,900	1,421,515
Kirby Corporation [1,2,4]	50,100	4,972,425

		6,393,940

Professional Services - 3.7%
Acacia Research	55,341	804,658
Advisory Board (The) [1,2,4]	150,277	9,568,137
CRA International [2]	32,138	636,333
Heidrick & Struggles International	225,431	4,540,180
JobStreet Corporation	1,446,800	1,095,425
ManpowerGroup	91,000	7,813,260
Nihon M&A Center	19,700	1,326,303
On Assignment [2]	350,400	12,235,968
Robert Half International	51,972	2,182,304
Towers Watson & Co. Cl. A	59,700	7,618,317
TrueBlue [2]	32,700	843,006

		48,663,891

Road & Rail - 1.3%
Landstar System [1]	99,400	5,710,530
Patriot Transportation Holding [2]	212,958	8,839,887
Universal Truckload Services	68,916	2,102,627

		16,653,044

Trading Companies & Distributors - 0.5%
Lawson Products [2]	5,100	62,475
MISUMI Group	47,500	1,490,718
MSC Industrial Direct Cl. A [1]	61,948	5,009,735

		6,562,928

Transportation Infrastructure - 0.2%
Wesco Aircraft Holdings [2]	113,400	2,485,728

Total (Cost $172,148,070)		373,197,690

Information Technology – 18.2%
Communications Equipment - 0.9%
ADTRAN [1]	280,475	7,575,630
Bel Fuse Cl. B	14,063	299,682
Comba Telecom Systems Holdings [2]	450,000	155,527
Comtech Telecommunications [1]	30,000	945,600
Emulex Corporation [2]	20,000	143,200
EVS Broadcast Equipment	20,000	1,292,882
Plantronics	9,711	451,076
Sonus Networks [2]	424,000	1,335,600

		12,199,197

Computers & Peripherals - 0.8%
Diebold	253,200	8,358,132
Intevac [2]	20,000	148,600
Western Digital [1]	24,230	2,032,897
Xyratex	5,600	74,424

		10,614,053

Electronic Equipment, Instruments & Components - 8.3%
Agilysys [2]	165,125	2,298,540
Anixter International [1]	62,595	5,623,535
Avnet	16,400	723,404
Benchmark Electronics [1,2]	156,900	3,621,252
Broadway Industrial Group [2]	832,400	148,413
Chroma ATE	219,982	461,318
Cognex Corporation [2]	139,600	5,329,928
Coherent [2]	148,016	11,010,910
Dolby Laboratories Cl. A [1,2]	90,400	3,485,824
Domino Printing Sciences	85,000	1,076,781
DTS [2]	207,000	4,963,860
FEI Company [1]	88,900	7,944,104
FLIR Systems	296,000	8,909,600
Hollysys Automation Technologies [2]	49,482	936,694
IPG Photonics [1,2,4]	78,020	6,055,132
Maxwell Technologies [2]	101,677	790,030
Methode Electronics	11,147	381,116

24 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
National Instruments	251,850	$8,064,237
Newport Corporation [2]	523,500	9,459,645
Perceptron	357,700	4,961,299
Plexus Corporation [2]	176,100	7,623,369
Richardson Electronics	469,832	5,337,292
Rofin-Sinar Technologies [2]	240,888	6,508,794
TTM Technologies [1,2]	211,400	1,813,812
Vaisala Cl. A	40,320	1,287,417

		108,816,306

Internet Software & Services - 0.9%
comScore [2]	85,384	2,442,836
QuinStreet [2]	153,128	1,330,682
RealNetworks [2]	162,350	1,225,743
Support.com [2]	236,567	896,589
ValueClick [2]	137,800	3,220,386
Vistaprint [1,2,4]	52,000	2,956,200

		12,072,436

IT Services - 2.7%
Computer Task Group	3,400	64,260
Convergys Corporation	121,000	2,547,050
CSE Global	779,500	472,537
DST Systems	8,600	780,364
eClerx Services	60,900	1,043,634
Fiserv [2]	9,080	536,174
Hackett Group (The)	655,000	4,067,550
Innodata [2]	89,973	220,434
ManTech International Cl. A	35,400	1,059,522
MAXIMUS	179,000	7,874,210
NeuStar Cl. A [2]	29,287	1,460,250
Sapient Corporation [2]	553,102	9,601,851
Sykes Enterprises [2]	103,824	2,264,401
Unisys Corporation [2]	94,000	3,155,580

		35,147,817

Office Electronics - 0.1%
Zebra Technologies Cl. A [1,2]	20,658	1,117,184

Semiconductors & Semiconductor Equipment - 3.4%
Aixtron ADR [2]	37,758	548,246
ATMI [2]	66,845	2,019,388
Cabot Microelectronics [2]	24,909	1,138,341
CEVA [2]	19,044	289,850
Diodes [2]	234,750	5,530,710
Entegris [2]	164,200	1,904,720
Entropic Communications [2]	102,000	480,420
Exar Corporation [2]	157,576	1,857,821
Integrated Silicon Solution [2]	206,200	2,492,958
International Rectifier [2]	185,000	4,822,950
Miraial	74,400	1,112,008
MKS Instruments	106,000	3,173,640
Nanometrics [2]	105,300	2,005,965
Power Integrations [1]	49,000	2,735,180
Teradyne [1,2,4]	234,300	4,128,366
Tessera Technologies	44,000	867,240
TriQuint Semiconductor [2]	675,467	5,633,395
Veeco Instruments [1,2]	102,100	3,360,111

		44,101,309

Software - 1.1%
Accelrys [2]	21,455	204,681
ANSYS [1,2,4]	95,000	8,284,000
Aspen Technology [2]	42,100	1,759,780
Blackbaud [1]	31,400	1,182,210
Mentor Graphics	9,453	227,534
†MICROS Systems [2]	19,900	1,141,663
SimCorp	20,000	787,423
TeleNav [2]	43,597	287,304

		13,874,595

Total (Cost $154,744,381)		237,942,897

Materials – 6.5%
Chemicals - 1.4%
Cabot Corporation [1]	58,000	2,981,200
Fufeng Group	300,000	122,642
Hawkins	86,178	3,204,960
Huchems Fine Chemical	73,856	1,679,579
Intrepid Potash [1,2,4]	110,000	1,742,400
LSB Industries [2]	25,500	1,046,010
Minerals Technologies [1]	71,060	4,268,574
OM Group [2]	33,500	1,219,735
Valspar Corporation (The)	1,200	85,548
W.R. Grace & Co. [1,2]	17,500	1,730,225

		18,080,873

Construction Materials - 0.8%
Ash Grove Cement Cl. B [3]	50,518	9,901,528
Mardin Cimento Sanayii	500,000	991,159

		10,892,687

Containers & Packaging - 0.9%
Greif Cl. A	137,344	7,196,825
Mayr-Melnhof Karton	38,000	4,704,892

		11,901,717

Metals & Mining - 3.2%
AuRico Gold	132,000	483,120
Central Steel & Wire [3]	5,262	3,893,880
Fresnillo	22,500	277,765
Globe Specialty Metals	20,000	360,200
Hecla Mining	890,000	2,741,200
IAMGOLD Corporation	510,000	1,698,300
Kinross Gold	24,600	107,748
Kirkland Lake Gold [2]	90,000	217,745
Maharashtra Seamless	781,300	2,073,404
Major Drilling Group International	116,800	845,556
Medusa Mining [2]	90,000	163,936
Pan American Silver	240,430	2,813,031
Pretium Resources [2]	196,000	1,011,137
Randgold Resources ADR	8,000	502,480
Reliance Steel & Aluminum [1]	154,820	11,741,549
Saracen Mineral Holdings [2]	200,600	33,136
Schnitzer Steel Industries Cl. A [1]	100,000	3,267,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 25

Royce Value Trust	December 31, 2013

Schedule of Investments
	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Sims Metal Management ADR [2,3]	16,000	$154,240
Synalloy Corporation	178,800	2,746,368
Village Main Reef [2]	986,600	35,740
Worthington Industries	157,500	6,627,600

		41,795,135

Paper & Forest Products - 0.2%
Glatfelter	10,800	298,512
Qunxing Paper Holdings [5]	3,296,000	42,506
Schweitzer-Mauduit International	27,600	1,420,572

		1,761,590

Total (Cost $65,222,364)		84,432,002

Telecommunication Services – 0.7%
Wireless Telecommunication Services - 0.7%
Telephone and Data Systems	338,270	8,720,601

Total (Cost $8,279,046)		8,720,601

Miscellaneous [7] – 4.9%
Total (Cost $57,293,524)		64,169,786

TOTAL COMMON STOCKS
(Cost $782,439,715)		1,218,477,944

PREFERRED STOCK – 0.1%
Seneca Foods Conv. [2,5]
(Cost $796,469)	55,000	1,578,555

REPURCHASE AGREEMENT – 14.7%
Fixed Income Clearing Corporation, 0.00% dated 12/31/13, due 1/2/14, maturity value $191,909,000 (collateralized by obligations of various U.S. Government Agencies, 1.00% due 5/31/18, valued at $195,750,000) (Cost $191,909,000)		191,909,000

TOTAL INVESTMENTS – 108.0%
(Cost $975,145,184)		1,411,965,499

LIABILITIES LESS CASH
AND OTHER ASSETS – (8.0)%		(104,136,210)

NET ASSETS – 100.0%		$1,307,829,289

†	New additions in 2013.
[1]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at December 31, 2013. Total market value of pledged securities at December 31, 2013, was $292,993,324.

[2]	Non-income producing.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	At December 31, 2013, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $58,400,416.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]
At December 31, 2013, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2013 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2013, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $970,034,475. At December 31, 2013, net unrealized appreciation for all securities was $441,931,024, consisting of aggregate gross unrealized appreciation of $484,622,277 and aggregate gross unrealized depreciation of $42,691,253. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

26 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	December 31, 2013

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $777,803,618)	$1,215,783,295
Affiliated Companies (cost $5,432,566)	4,273,204

Total investments at value	1,220,056,499
Repurchase agreements (at cost and value)	191,909,000
Cash and foreign currency	18,085
Receivable for investments sold	7,196,684
Receivable for dividends and interest	1,626,534
Prepaid expenses and other assets	478,689

Total Assets	1,421,285,491

LIABILITIES:
Revolving credit agreement	110,000,000
Payable for investments purchased	2,357,951
Payable for investment advisory fee	797,907
Payable for interest expense	7,313
Accrued expenses	293,031

Total Liabilities	113,456,202

Net Assets	$1,307,829,289

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 71,974,264 shares outstanding (150,000,000 shares authorized)	$830,172,619
Undistributed net investment income (loss)	6,453,789
Accumulated net realized gain (loss) on investments and foreign currency	34,377,036
Net unrealized appreciation (depreciation) on investments and foreign currency	436,825,845

Net Assets (net asset value per share - $18.17)	$1,307,829,289

Investments at identified cost	$783,236,184

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 27

Royce Value Trust	Year Ended December 31, 2013

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$18,543,812
Affiliated Companies	53,304
Foreign withholding tax	(813,797)
Interest	48,182
Rehypothecation income	397,874

Total income	18,229,375

Expenses:
Investment advisory fees	6,588,821
Interest expense	1,674,582
Stockholder reports	452,063
Custody and transfer agent fees	300,136
Directors’ fees	144,837
Administrative and office facilities	129,145
Professional fees	91,209
Other expenses	281,249

Total expenses	9,662,042
Compensating balance credits	(202)

Net expenses	9,661,840

Net investment income (loss)	8,567,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	171,576,941
Foreign currency transactions	(140,920)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	191,159,619
Other assets and liabilities denominated in foreign currency	17,973

Net realized and unrealized gain (loss) on investments and foreign currency	362,613,613

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$371,181,148

28 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/13	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$8,567,535	$16,207,117
Net realized gain (loss) on investments and foreign currency	171,436,021	62,897,553
Net change in unrealized appreciation (depreciation) on investments and foreign currency	191,177,592	75,702,882

Net increase (decrease) in net assets from investment operations	371,181,148	154,807,552

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(2,356,525)
Net realized gain on investments and foreign currency	–	(9,000,970)

Total distributions to Preferred Stockholders	–	(11,357,495)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	371,181,148	143,450,057

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(7,723,525)	(11,444,608)
Net realized gain on investments and foreign currency	(148,307,278)	(43,713,673)

Total distributions to Common Stockholders	(156,030,803)	(55,158,281)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	26,224,892	27,494,847
Depreciation of securities contributed to Royce Global Value Trust spinoff	(15,972,444)	–

Total capital stock transactions	10,252,448	27,494,847

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	225,402,793	115,786,623

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	1,082,426,496	966,639,873

End of year (including undistributed net investment income (loss) of $6,453,789 at 12/31/13 and $2,818,184 at 12/31/12)	$1,307,829,289	$1,082,426,496

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 29

Royce Value Trust

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$371,181,148
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(409,153,816)
Proceeds from sales and maturities of long-term investments	703,361,694
Net purchases, sales and maturities of short-term investments	(117,262,000)
Net (increase) decrease in dividends and interest receivable and other assets	(671,297)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	344,416
Net change in unrealized appreciation (depreciation) on investments	(191,159,619)
Net realized gain on investments and foreign currency	(171,436,021)

Cash provided by operating activities	185,204,505

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	(40,000,000)
Distributions paid to Common Stockholders	(156,030,803)
Reinvestment of distributions to Common Stockholders	26,224,892
Depreciation of securities contributed to Royce Global Value Trust spinoff	(15,972,444)

Cash used for financing activities	(185,778,355)

INCREASE (DECREASE) IN CASH:	(573,850)

Cash and foreign currency at beginning of year	591,935

Cash and foreign currency at end of year	$18,085

30 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2013	2012	2011	2010	2009

NET ASSET VALUE, BEGINNING OF PERIOD	$15.40	$14.18	$16.73	$12.87	$9.37

INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.23	0.10	0.24	0.17
Net realized and unrealized gain (loss) on investments and
foreign currency	4.89	2.02	(1.62)	3.85	3.87

Total investment operations	5.01	2.25	(1.52)	4.09	4.04

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.04)	(0.03)	(0.20)	(0.18)
Net realized gain on investments and foreign currency	–	(0.13)	(0.16)	–	–
Return of capital	–	–	–	–	(0.02)

Total distributions to Preferred Stockholders	–	(0.17)	(0.19)	(0.20)	(0.20)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS FROM INVESTMENT OPERATIONS	5.01	2.08	(1.71)	3.89	3.84

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.11)	(0.17)	(0.08)	(0.03)	–
Net realized gain on investments and foreign currency	(2.08)	(0.63)	(0.43)	–	–
Return of capital	–	–	(0.27)	–	(0.32)

Total distributions to Common Stockholders	(2.19)	(0.80)	(0.78)	(0.03)	(0.32)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.05)	(0.06)	(0.06)	(0.00)	(0.02)

Total capital stock transactions	(0.05)	(0.06)	(0.06)	(0.00)	(0.02)

NET ASSET VALUE, END OF PERIOD	$18.17	$15.40	$14.18	$16.73	$12.87

MARKET VALUE, END OF PERIOD	$16.01	$13.42	$12.27	$14.54	$10.79

TOTAL RETURN:[1]
Market Value	35.63%	16.22%	(10.46)%	35.05%	35.39%
Net Asset Value	34.14%	15.41%	(10.06)%	30.27%	44.59%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense[2]	0.54%	0.56%	0.86%	0.11%	0.00%
Other operating expenses	0.25%	0.15%	0.12%	0.12%	0.16%
Total expenses (net)[3]	0.79%	0.71%	0.98%	0.23%	0.16%
Expenses net of fee waivers and excluding interest expense	0.65%	0.68%	0.98%	0.23%	0.16%
Expenses prior to fee waivers and balance credits	0.79%	0.71%	0.98%	0.23%	0.16%
Expenses prior to fee waivers	0.79%	0.71%	0.98%	0.23%	0.16%
Net investment income (loss)	0.70%	1.57%	0.63%	1.69%	1.66%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,307,829	$1,082,426	$966,640	$1,105,879	$849,777
Liquidation Value of Preferred Stock,
End of Period (in thousands)			$220,000	$220,000	$220,000
Portfolio Turnover Rate	33%	25%	26%	30%	31%
PREFERRED STOCK:
Total shares outstanding			8,800,000	8,800,000	8,800,000
Asset coverage per share			$134.88	$150.67	$121.57
Liquidation preference per share			$25.00	$25.00	$25.00
Average month-end market value per share			$25.37	$25.06	$23.18
REVOLVING CREDIT AGREEMENT:
Asset coverage	1289%	822%
Asset coverage per $1,000	$12,889	$8,216

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]

The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[3]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.60%, 0.82%, 0.18% and 0.12% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the "Fund"), was incorporated under the laws of the State of Maryland on July 1, 1986, as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,188,056,794	$30,289,441	$131,709	$1,218,477,944
Preferred Stocks	–	–	1,578,555	1,578,555
Cash Equivalents	–	191,909,000	–	191,909,000

     For the year ended December 31, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2013, securities valued at $8,989,917 were transferred from Level 1 to Level 2 and securities valued at $109,375,273 were transferred from Level 2 to Level 1 within the fair value hierarchy.

     Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 12/31/13
Common Stocks	$263,067	$(131,358)	$131,709
Preferred Stocks	1,504,800	73,755	1,578,555

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

32 | 2013 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.
     On June 19, 2013, the Fund purchased 10,160 common shares of Royce Global Value Trust, Inc. (“RGT”) for $100,076. On October 18, 2013, the Fund contributed $99,899,924 in cash and securities in exchange for shares of RGT, and on the same date distributed all shares of RGT valued at $100,000,000 to Fund stockholders of record as of October 10, 2013, at the rate of one share of RGT for every seven shares of the Fund’s Common Stock outstanding. In connection with the spinoff of RGT, the securities contributed included $15,972,444 in unrealized depreciation.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 1,699,025 and 2,103,737 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2013 and December 31, 2012, respectively.

2013 Annual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (continued)

Borrowings:
     The Fund had entered into a $150,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) on November 14, 2012 and reduced this line to $110,000,000 on August 21, 2013. The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
     As of December 31, 2013, the Fund has outstanding borrowings of $110,000,000. During the year ended December 31, 2013, the Fund borrowed an average daily balance of $135,424,658 at a weighted average borrowing cost of 1.22%. As of December 31, 2013, the aggregate value of rehypothecated securities was $58,400,416. During the year ended December 31, 2013, the Fund earned $397,874 in fees from rehypothecated securities.

Investment Advisory Agreement:
      As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600").
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     For the twelve rolling 60-month periods in 2013, the Fund’s investment performance ranged from 3% to 29% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $11,158,067 and a net downward adjustment of $4,569,246 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2013, the Fund accrued and paid Royce investment advisory fees totaling $6,588,821.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2013, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $411,168,675 and $635,873,886, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders			The tax character of distributions paid to preferred stockholders
during 2013 and 2012 was as follows:			during 2012 was as follows:

Distributions paid from:	2013	2012	Distributions paid from:	2012
Ordinary income	$32,048,727	$17,311,826	Ordinary income	$3,655,160
Long-term capital gain	123,982,076	37,846,455	Long-term capital gain	7,990,784

	$156,030,803	$55,158,281		$11,645,944

34 | 2013 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
As of December 31, 2013, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$441,936,581
Post October loss*	(36,769)
Undistributed ordinary income	7,731,090
Undistributed capital gains	28,025,768

$447,656,670

*

Under the current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2013, the Fund had $36,769 of post October currency losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$2,791,594	$(2,342,883)	$(448,711)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2010-2013) and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2013:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	Gain (Loss)	Income	12/31/13	12/31/13
Timberland Bancorp	444,200	$3,082,748	–	–	–	$53,304	444,200	$4,273,204
		$3,082,748				$53,304		$4,273,204

2013 Annual Report to Stockholders | 35

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2013, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2014

36 | 2013 Annual Report to Stockholders

Royce Micro-Cap Trust	December 31, 2013

  Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 103.9%

Consumer Discretionary – 12.2%
Auto Components - 1.9%
China Zenix Auto International ADR [1]	50,000	$130,000
Drew Industries [2]	93,700	4,797,440
Fuel Systems Solutions [1]	76,000	1,054,120
Motorcar Parts of America [1]	50,000	965,000
Spartan Motors	42,300	283,410
†Standard Motor Products	30,400	1,118,720

		8,348,690

Distributors - 0.7%
†Core-Mark Holding Company	13,500	1,025,055
Weyco Group	59,600	1,754,028

		2,779,083

Diversified Consumer Services - 0.6%
†Capella Education	19,474	1,293,852
Lincoln Educational Services	64,000	318,720
Spectrum Group International [1,3]	6,925	15,789
†Strayer Education [1]	31,000	1,068,570

		2,696,931

Household Durables - 2.7%
Cavco Industries [1]	3,091	212,352
Ethan Allen Interiors [2]	81,600	2,482,272
Flexsteel Industries	125,700	3,862,761
Koss Corporation	73,400	376,175
Lifetime Brands	66,100	1,039,753
Stanley Furniture [1]	93,468	358,917
Universal Electronics [1]	92,100	3,509,931

		11,842,161

Internet & Catalog Retail - 0.0%
dELiA*s [1]	23,300	20,495
Geeknet [1]	1,500	27,135

		47,630

Leisure Equipment & Products - 0.5%
Arctic Cat	8,364	476,581
LeapFrog Enterprises Cl. A [1,2]	65,800	522,452
Nautilus [1]	121,900	1,027,617

		2,026,650

Media - 1.1%
Rentrak Corporation [1]	108,500	4,111,065
Saga Communications Cl. A	12,100	608,630

		4,719,695

Multiline Retail - 0.2%
†Tuesday Morning [1]	61,400	979,944

Specialty Retail - 2.9%
America’s Car-Mart [1,2,4]	83,500	3,526,205
Cache [1]	168,500	914,955
Destination Maternity	57,100	1,706,148
Kirkland’s [1]	2,800	66,276
Lewis Group	57,000	385,253
Shoe Carnival [2]	30,528	885,617
Stage Stores [2]	31,000	688,820
Stein Mart [2]	178,900	2,406,205
Systemax [1,2]	44,000	495,000
West Marine [1]	101,600	1,445,768

		12,520,247

Textiles, Apparel & Luxury Goods - 1.6%
Crown Crafts	197,800	1,536,906
G-III Apparel Group [1,2]	9,700	715,763
J.G. Boswell Company [3]	2,490	2,191,200
Marimekko	25,300	342,831
Movado Group [2]	44,374	1,952,900

		6,739,600

Total (Cost $31,159,718)		52,700,631

Consumer Staples – 2.4%
Beverages - 0.1%
†Crimson Wine Group [1,3]	35,000	309,400

Food & Staples Retailing - 0.2%
Arden Group Cl. A	9,000	1,138,590

Food Products - 1.9%
†Armanino Foods of Distinction [3]	10,000	19,400
Asian Citrus Holdings	1,060,000	291,167
Calavo Growers [2]	32,123	972,042
Farmer Bros. [1]	45,000	1,046,700
Griffin Land & Nurseries	50,274	1,678,146
Seneca Foods Cl. A [1,2]	51,400	1,639,146
Seneca Foods Cl. B [1]	42,500	1,240,150
SunOpta [1]	119,800	1,199,198
Waterloo Investment Holdings [1,5]	806,207	120,125

		8,206,074

Personal Products - 0.2%
Inter Parfums [2]	24,800	888,088

Total (Cost $6,984,432)		10,542,152

Energy – 3.5%
Energy Equipment & Services - 2.7%
Dawson Geophysical [1]	53,213	1,799,664
Geospace Technologies [1,2]	9,500	900,885
Global Geophysical Services [1]	35,000	56,350
Gulf Island Fabrication	29,116	676,073
Lamprell [1]	202,400	470,068
Matrix Service [1,2]	49,800	1,218,606
Newpark Resources [1]	64,500	792,705
North American Energy Partners [1]	50,000	290,500
Nuverra Environmental Solutions [1,2,4]	10,000	167,900
Pason Systems	125,000	2,704,166
Pioneer Energy Services [1,2]	57,500	460,575
Tesco Corporation [1,2]	54,800	1,083,944
Willbros Group [1]	131,100	1,234,962

		11,856,398

Oil, Gas & Consumable Fuels - 0.8%
Approach Resources [1,2,4]	12,000	231,480
Harvest Natural Resources [1]	13,176	59,555
Resolute Energy [1,2]	102,100	921,963
Sprott Resource	91,800	200,495
StealthGas [1]	74,500	759,155

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments
	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
VAALCO Energy [1,2]	100,800	$694,512
Warren Resources [1]	180,500	566,770

		3,433,930

Total (Cost $10,583,937)		15,290,328

Financials – 16.1%
Capital Markets - 6.8%
ASA Gold and Precious Metals	206,150	2,527,399
†Aurelius	40,500	1,643,617
Cowen Group [1]	396,200	1,549,142
Diamond Hill Investment Group	30,979	3,666,055
Equity Trustees	42,229	754,503
Fiera Capital	78,000	1,041,958
INTL FCStone [1,2]	26,310	487,787
JZ Capital Partners	253,999	1,883,280
MVC Capital	131,200	1,771,200
NGP Capital Resources	180,011	1,344,682
Queen City Investments [3]	948	1,052,280
RHJ International [1]	348,000	1,766,563
†Silvercrest Asset Management Group Cl. A	104,100	1,774,905
†Sprott	622,200	1,534,633
U.S. Global Investors Cl. A	651,254	1,654,185
Urbana Corporation [1]	237,600	413,801
Virtus Investment Partners [1,2]	13,700	2,740,685
Westwood Holdings Group [2]	29,800	1,844,918

		29,451,593

Commercial Banks - 1.3%
Bank of N.T. Butterfield & Son	438,100	652,769
BCB Holdings [1]	906,207	217,592
Chemung Financial	31,000	1,059,270
Fauquier Bankshares	140,200	1,915,132
First Bancorp (The)	40,200	700,284
Peapack-Gladstone Financial	53,606	1,023,874

		5,568,921

Consumer Finance - 0.8%
†JGWPT Holdings Cl. A [1]	100,000	1,739,000
Regional Management [1]	51,400	1,744,002

		3,483,002

Diversified Financial Services - 1.4%
Banca Finnat Euramerica	1,310,000	571,287
Bolsa Mexicana de Valores	300,000	687,933
GAIN Capital Holdings	25,000	187,750
†HF2 Financial Management Cl. A [1]	207,700	2,112,309
JSE	95,400	816,038
PICO Holdings [1,2]	45,700	1,056,127
Warsaw Stock Exchange	52,900	726,684

		6,158,128

Insurance - 2.0%
Hallmark Financial Services [1]	138,000	1,226,130
Independence Holding Company	105,380	1,421,576
National Western Life Insurance Cl. A [2]	12,033	2,689,977
State Auto Financial [2]	109,264	2,320,768
United Fire Group [2]	38,603	1,106,362

		8,764,813

Real Estate Investment Trusts (REITs) - 0.4%
BRT Realty Trust [1]	228,681	1,616,775

Real Estate Management & Development - 3.1%
†Altisource Asset Management [1]	1,400	1,302,000
AV Homes [1]	11,900	216,223
Consolidated-Tomoka Land	55,750	2,023,168
E-House (China) Holdings ADR	54,439	820,940
Forestar Group [1,2]	53,000	1,127,310
Kennedy-Wilson Holdings	158,800	3,533,300
Tejon Ranch [1,2,4]	112,162	4,123,075
ZipRealty [1]	25,000	140,000

		13,286,016

Thrifts & Mortgage Finance - 0.3%
Alliance Bancorp, Inc. of Pennsylvania	41,344	629,669
BofI Holding [1,2]	11,962	938,180

		1,567,849

Total (Cost $51,431,453)		69,897,097

Health Care – 8.7%
Biotechnology - 1.9%
†Achillion Pharmaceuticals [1]	380,000	1,261,600
†ARIAD Pharmaceuticals [1]	224,102	1,528,375
Celsion Corporation [1]	35,555	138,309
Chelsea Therapeutics International [1]	120,000	531,600
†ChemoCentryx [1]	200,000	1,158,000
†Coronado Biosciences [1]	360,000	946,800
Halozyme Therapeutics [1]	46,622	698,864
Idenix Pharmaceuticals [1]	201,408	1,204,420
†ZIOPHARM Oncology [1,2,4]	230,000	998,200

		8,466,168

Health Care Equipment & Supplies - 4.3%
Allied Healthcare Products [1]	131,772	309,664
AngioDynamics [1,2]	126,000	2,165,940
Atrion Corporation	12,157	3,601,511
CryoLife	41,973	465,481
Cynosure Cl. A [1]	5,600	149,408
DynaVox Cl. A [1,3]	20,000	2,400
Exactech [1]	113,800	2,703,888
Invacare Corporation [2]	126,100	2,926,781
Medical Action Industries [1]	125,250	1,072,140
STRATEC Biomedical	14,000	582,609
Synergetics USA [1,2]	62,850	227,517
Syneron Medical [1]	69,200	851,160
Trinity Biotech ADR Cl. A	42,200	1,060,908
Utah Medical Products	42,300	2,417,868

		18,537,275

Health Care Providers & Services - 1.9%
†Addus HomeCare [1]	39,400	884,530
CorVel Corporation [1,2]	40,000	1,868,000
Cross Country Healthcare [1]	157,200	1,568,856

38 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Health Care (continued)
Health Care Providers & Services (continued)
Gentiva Health Services [1,2]	23,000	$285,430
PDI [1]	65,383	314,492
PharMerica Corporation [1,2]	40,000	860,000
Psychemedics Corporation	67,300	988,637
U.S. Physical Therapy	38,457	1,355,994

		8,125,939

Health Care Technology - 0.1%
Computer Programs and Systems	5,000	309,050

Life Sciences Tools & Services - 0.5%
Affymetrix [1]	130,000	1,114,100
Furiex Pharmaceuticals [1]	23,758	998,074

		2,112,174

Total (Cost $24,388,724)		37,550,606

Industrials – 28.9%
Aerospace & Defense - 2.9%
AeroVironment [1,2]	15,900	463,167
Astronics Corporation [1]	11,544	588,744
Astronics Corporation Cl. B [1,3]	420	21,340
Breeze-Eastern Corporation [1]	24,233	223,913
CPI Aerostructures [1]	75,409	1,134,152
Ducommun [1]	115,800	3,451,998
HEICO Corporation [2,4]	44,275	2,565,736
Innovative Solutions and Support [1]	157,828	1,150,566
Kratos Defense & Security Solutions [1]	72,324	555,448
SIFCO Industries	45,800	1,285,606
Sparton Corporation [1]	35,700	997,815

		12,438,485

Air Freight & Logistics - 0.1%
Pacer International [1]	35,000	289,100

Building Products - 4.1%
AAON [2]	97,650	3,119,918
American Woodmark [1,2]	64,800	2,561,544
Apogee Enterprises	57,900	2,079,189
Burnham Holdings Cl. A [3]	118,709	2,231,729
Griffon Corporation [2]	46,300	611,623
Insteel Industries	62,800	1,427,444
Trex Company [1,2,4]	33,600	2,672,208
WaterFurnace Renewable Energy	128,300	2,897,545

		17,601,200

Commercial Services & Supplies - 1.9%
CompX International Cl. A	107,500	1,513,600
Heritage-Crystal Clean [1]	187,298	3,837,736
Interface [2]	27,000	592,920
Team [1,2,4]	56,940	2,410,840

		8,355,096

Construction & Engineering - 2.7%
†Ameresco Cl. A [1]	122,000	1,178,520
Integrated Electrical Services [1,6]	934,200	5,035,338
Layne Christensen [1,2]	24,800	423,584
MYR Group [1,2,4]	107,100	2,686,068
†Orbit Garant Drilling [1]	1,512,500	1,922,217
Pike Corporation [1,2]	31,200	329,784

		11,575,511

Electrical Equipment - 2.1%
AZZ	16,494	805,897
Deswell Industries	544,371	1,219,391
Encore Wire [2]	15,000	813,000
Global Power Equipment Group	41,800	818,026
Jinpan International	35,000	301,700
LSI Industries	79,812	691,970
Orion Energy Systems [1]	100,000	680,000
Powell Industries [2]	35,750	2,394,892
Preformed Line Products	18,143	1,327,342

		9,052,218

Industrial Conglomerates - 1.0%
Raven Industries [2]	110,881	4,561,644

Machinery - 7.4%
Alamo Group	14,200	861,798
†American Railcar Industries	50,415	2,306,486
CIRCOR International [2]	15,100	1,219,778
Columbus McKinnon [1]	9,650	261,901
Douglas Dynamics	50,000	841,000
Eastern Company (The)	39,750	632,820
FAG Bearings India	27,200	710,661
Foster (L.B.) Company [2]	59,200	2,799,568
FreightCar America	16,300	433,906
Graham Corporation	44,800	1,625,792
Hurco Companies	52,666	1,317,177
Kadant	27,900	1,130,508
†Luxfer Holdings ADR	60,200	1,255,772
NN	164,300	3,317,217
PMFG [1]	223,245	2,020,367
Sarin Technologies	935,000	1,370,696
Semperit AG Holding	12,500	618,979
Standex International [2]	17,500	1,100,400
Sun Hydraulics [2]	108,287	4,421,358
Tennant Company [2]	59,000	4,000,790

		32,246,974

Marine - 0.3%
Clarkson	40,400	1,338,677

Professional Services - 3.0%
Acacia Research	58,800	854,952
Advisory Board (The) [1,2,4]	33,423	2,128,042
CBIZ [1]	47,000	428,640
Exponent [2]	40,765	3,156,842
GP Strategies [1,2]	21,385	637,059
Heidrick & Struggles International	117,768	2,371,847
JobStreet Corporation	100,000	75,714
Kforce [2]	67,300	1,376,958
†RPX Corporation [1]	104,900	1,772,810

		12,802,864

Road & Rail - 2.1%
Marten Transport	28,450	574,406
Patriot Transportation Holding [1]	111,681	4,635,878

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 39

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Industrials (continued)
Road & Rail (continued)
Universal Truckload Services	134,200	$4,094,442

		9,304,726

Trading Companies & Distributors - 1.0%
Aceto Corporation	72,219	1,806,197
Houston Wire & Cable	147,075	1,967,864
Lawson Products [1]	50,269	615,795

		4,389,856

Transportation Infrastructure - 0.3%
Touax	53,197	1,386,087

Total (Cost $69,419,401)		125,342,438

Information Technology – 21.0%
Communications Equipment - 1.2%
Bel Fuse Cl. A	67,705	1,314,831
CalAmp Corporation [1]	30,200	844,694
Ceragon Networks [1]	29,700	88,209
ClearOne [1]	25,000	219,250
Extreme Networks [1]	245,000	1,715,000
KVH Industries [1]	4,000	52,120
Oplink Communications [1]	35,251	655,669
PCTEL	44,100	422,037
Sierra Wireless [1]	4,700	113,599

		5,425,409

Computers & Peripherals - 0.9%
Intevac [1]	253,000	1,879,790
Qumu Corporation [1]	79,200	1,013,760
TransAct Technologies	78,600	984,858

		3,878,408

Electronic Equipment, Instruments & Components - 7.5%
Agilysys [1]	198,987	2,769,899
Domino Printing Sciences	80,000	1,013,441
DTS [1]	73,900	1,772,122
Hollysys Automation Technologies [1]	189,600	3,589,128
Inficon Holding	3,600	1,387,254
LRAD Corporation [1]	434,956	817,717
Maxwell Technologies [1]	242,594	1,884,955
Measurement Specialties [1]	1,600	97,104
Mercury Systems [1]	10,900	119,355
Mesa Laboratories	61,689	4,847,522
Newport Corporation [1,2]	115,400	2,085,278
Orbotech [1]	6,500	87,880
Parametric Sound [1,2,4]	25,000	346,250
PC Connection	47,300	1,175,405
Pulse Electronics [1]	28,620	82,712
Richardson Electronics	300,900	3,418,224
Rogers Corporation [1,2,4]	60,000	3,690,000
TTM Technologies [1,2]	114,400	981,552
Vishay Precision Group [1]	154,000	2,293,060
Zygo Corporation [1,2]	15,100	223,178

		32,682,036

Internet Software & Services - 2.4%
Bitauto Holdings ADR [1]	50,000	1,598,000
comScore [1]	74,000	2,117,140
Marchex Cl. B [1]	95,000	821,750
Mediabistro [1]	75,000	237,750
†QuinStreet [1]	108,900	946,341
RealNetworks [1]	245,200	1,851,260
Stamps.com [1,2]	9,100	383,110
Support.com [1]	581,563	2,204,124
United Online	15,000	206,400

		10,365,875

IT Services - 3.2%
Cass Information Systems [2]	29,150	1,963,252
Computer Task Group [2]	250,100	4,726,890
CSE Global	554,700	336,262
eClerx Services	25,100	430,135
Forrester Research [2]	61,700	2,360,642
Hackett Group (The)	82,900	514,809
Innodata [1]	334,453	819,410
Sapient Corporation [1,2,4]	145,200	2,520,672
Sykes Enterprises [1]	6,300	137,403
Virtusa Corporation [1]	3,300	125,697

		13,935,172

Semiconductors & Semiconductor Equipment - 3.8%
Advanced Energy Industries [1,2]	41,600	950,976
Amtech Systems [1]	72,900	507,384
ATMI [1]	50,000	1,510,500
CEVA [1]	98,122	1,493,417
Entropic Communications [1]	295,247	1,390,614
Exar Corporation [1,2,4]	233,208	2,749,522
Integrated Silicon Solution [1]	27,467	332,076
IXYS Corporation	18,800	243,836
Kulicke & Soffa Industries [1]	67,900	903,070
LTX-Credence Corporation [1]	59,200	473,008
Miraial	22,030	329,268
MoSys [1]	199,952	1,103,735
Photronics [1]	95,000	857,850
Rubicon Technology [1,2,4]	76,899	765,145
Rudolph Technologies [1,2]	52,500	616,350
†Silicon Image [1]	160,600	987,690
Silicon Motion Technology ADR	64,000	905,600
Ultratech [1]	5,300	153,700

		16,273,741

Software - 2.0%
ACI Worldwide [1,2,4]	27,300	1,774,500
Actuate Corporation [1]	105,100	810,321
American Software Cl. A	114,696	1,132,050
BSQUARE Corporation [1]	193,875	694,072
Envivio [1]	550,000	1,870,000
Pegasystems [2]	13,700	673,766
SeaChange International [1]	126,600	1,539,456

		8,494,165

Total (Cost $59,993,965)		91,054,806

40 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Materials – 5.8%
Chemicals - 2.6%
Balchem Corporation [2]	63,375	$3,720,113
Hawkins [2]	29,697	1,104,431
KMG Chemicals	33,400	564,126
Landec Corporation [1]	75,610	916,393
OM Group [1,2]	10,200	371,382
Quaker Chemical [2]	57,600	4,439,232

		11,115,677

Construction Materials - 0.7%
Ash Grove Cement [3]	8,000	1,568,000
Monarch Cement	52,303	1,260,502

		2,828,502

Metals & Mining - 2.5%
AuRico Gold	91,250	333,975
Central Steel & Wire [3]	788	583,120
Comstock Mining [1]	375,000	656,250
Endeavour Mining [1]	278,900	126,027
Exeter Resource [1]	196,500	104,145
Geodrill [1]	177,700	123,792
Haynes International [2]	28,201	1,557,823
Hecla Mining	44,518	137,115
Horsehead Holding Corporation [1,2]	53,488	867,041
MAG Silver [1]	74,750	385,710
†Major Drilling Group International	316,000	2,287,635
Materion Corporation	50,000	1,542,500
Midway Gold [1]	345,000	279,450
Olympic Steel	3,100	89,838
RTI International Metals [1,2]	25,000	855,250
Universal Stainless & Alloy Products [1]	30,300	1,092,618

		11,022,289

Paper & Forest Products - 0.0%
Qunxing Paper Holdings [5]	1,500,000	19,344

Total (Cost $18,882,375)		24,985,812

Telecommunication Services – 0.4%
Diversified Telecommunication Services - 0.4%
Global Telecom & Technology [1]	207,660	1,515,918

Total (Cost $888,423)		1,515,918

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	450,000	124,971
China Hydroelectric ADS [1]	73,100	195,908

Total (Cost $754,613)		320,879

Miscellaneous [7] – 4.8%
Total (Cost $18,374,484)		20,910,041

TOTAL COMMON STOCKS
(Cost $292,861,525)		450,110,708

PREFERRED STOCK – 0.3%
Seneca Foods Conv. [1,3]
(Cost $578,719)	45,409	1,406,771

REPURCHASE AGREEMENT – 3.8%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $16,401,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 5/31/18, valued at
$16,731,731)
(Cost $16,401,000)		16,401,000

TOTAL INVESTMENTS – 108.0%
(Cost $309,841,244)		467,918,479

LIABILITIES LESS CASH
AND OTHER ASSETS – (8.0)%		(34,797,299)

NET ASSETS – 100.0%		$433,121,180

†	New additions in 2013.
[1]	Non-income producing.
[2]

All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at December 31, 2013. Total market value of pledged securities at December 31, 2013, was $128,560,324.

[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	At December 31, 2013, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $22,052,415.
[5]

Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]

At December 31, 2013, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2013 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2013, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $312,338,544. At December 31, 2013, net unrealized appreciation for all securities was $155,579,935, consisting of aggregate gross unrealized appreciation of $172,281,045 and aggregate gross unrealized depreciation of $16,701,110. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 41

Royce Micro-Cap Trust	December 31, 2013

Statement of Assets and Liabilities

ASSETS:
Investments at value
Non-Affiliated Companies (cost $291,667,624)	$446,482,141
Affiliated Companies (cost $1,772,620)	5,035,338

Total investments at value	451,517,479
Repurchase agreements (at cost and value)	16,401,000
Cash and foreign currency	8,850
Receivable for investments sold	10,759,100
Receivable for dividends and interest	598,610
Prepaid expenses and other assets	25,621

Total Assets	479,310,660

LIABILITIES:
Revolving credit agreement	45,000,000
Payable for investments purchased	764,790
Payable for investment advisory fee	303,368
Payable for interest expense	2,992
Accrued expenses	118,330

Total Liabilities	46,189,480

Net Assets	$433,121,180

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 30,679,845 shares outstanding (150,000,000 shares authorized)	$252,447,484
Undistributed net investment income (loss)	(612,327)
Accumulated net realized gain (loss) on investments and foreign currency	23,204,988
Net unrealized appreciation (depreciation) on investments and foreign currency	158,081,035

Net Assets (net asset value per share - $14.12)	$433,121,180

Investments at identified cost	$293,440,244

42 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Year Ended December 31, 2013

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$4,333,982
Foreign withholding tax	(99,173)
Interest	2,845
Rehypothecation income	195,338

Total income	4,432,992

Expenses:
Investment advisory fees	3,070,111
Interest expense	555,386
Stockholder reports	124,177
Custody and transfer agent fees	107,164
Directors’ fees	76,140
Professional fees	55,239
Administrative and office facilities	38,096
Other expenses	115,750

Total expenses	4,142,063
Compensating balance credits	(36)

Net expenses	4,142,027

Net investment income (loss)	290,965

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	55,513,962
Investments in Affiliated Companies	554,980
Foreign currency transactions	(17,851)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	80,663,223
Other assets and liabilities denominated in foreign currency	16,655

Net realized and unrealized gain (loss) on investments and foreign currency	136,730,969

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$137,021,934

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 43

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/13	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$290,965	$4,372,284
Net realized gain (loss) on investments and foreign currency	56,051,091	23,276,212
Net change in unrealized appreciation (depreciation) on investments and foreign currency	80,679,878	22,067,176

Net increase (decrease) in net assets from investment operations	137,021,934	49,715,672

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(514,703)
Net realized gain on investments and foreign currency	–	(2,635,297)

Total distributions to Preferred Stockholders	–	(3,150,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	137,021,934	46,565,672

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(933,371)	(2,385,531)
Net realized gain on investments and foreign currency	(39,825,192)	(12,213,998)

Total distributions to Common Stockholders	(40,758,563)	(14,599,529)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	18,312,849	7,286,598

Total capital stock transactions	18,312,849	7,286,598

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	114,576,220	39,252,741

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	318,544,960	279,292,219

End of year (including undistributed net investment income (loss) of $(612,327) at 12/31/13 and $(471,326) at 12/31/12)	$433,121,180	$318,544,960

44 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$137,021,934
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(113,837,283)
Proceeds from sales and maturities of long-term investments	139,976,544
Net purchases, sales and maturities of short-term investments	(3,726,000)
Net (increase) decrease in dividends and interest receivable and other assets	(466,606)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	38,189
Net change in unrealized appreciation (depreciation) on investments	(80,663,223)
Net realized gain on investments and foreign currency	(56,051,091)

Cash provided by operating activities	22,292,464

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid to Common Stockholders	(40,758,563)
Reinvestment of distributions to Common Stockholders	18,312,849

Cash used for financing activities	(22,445,714)

INCREASE (DECREASE) IN CASH:	(153,250)

Cash and foreign currency at beginning of year	162,100

Cash and foreign currency at end of year	$8,850

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 45

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2013	2012	2011	2010	2009

NET ASSET VALUE, BEGINNING OF PERIOD	$10.93	$9.86	$11.34	$8.90	$6.39

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.15	0.04	0.08	0.00
Net realized and unrealized gain (loss) on investments and
foreign currency	4.64	1.58	(0.82)	2.58	2.88

Total investment operations	4.65	1.73	(0.78)	2.66	2.88

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.02)	(0.02)	(0.10)	(0.04)
Net realized gain on investments and foreign currency	–	(0.09)	(0.11)	(0.03)	–
Return of capital	–	–	–	–	(0.09)

Total distributions to Preferred Stockholders	–	(0.11)	(0.13)	(0.13)	(0.13)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS FROM INVESTMENT OPERATIONS	4.65	1.62	(0.91)	2.53	2.75

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.03)	(0.08)	(0.05)	(0.06)	–
Net realized gain on investments and foreign currency	(1.35)	(0.43)	(0.24)	(0.02)	–
Return of capital	–	–	(0.24)	–	(0.22)

Total distributions to Common Stockholders	(1.38)	(0.51)	(0.53)	(0.08)	(0.22)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.08)	(0.04)	(0.04)	(0.01)	(0.02)

Total capital stock transactions	(0.08)	(0.04)	(0.04)	(0.01)	(0.02)

NET ASSET VALUE, END OF PERIOD	$14.12	$10.93	$9.86	$11.34	$8.90

MARKET VALUE, END OF PERIOD	$12.61	$9.45	$8.77	$9.80	$7.37

TOTAL RETURN:[1]
Market Value	49.42%	13.95%	(4.99)%	34.10%	37.91%
Net Asset Value	44.66%	17.23%	(7.69)%	28.50%	46.47%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense[2]	0.82%	1.12%	0.97%	0.97%	1.38%
Other operating expenses	0.29%	0.18%	0.15%	0.15%	0.21%
Total expenses (net)[3]	1.11%	1.30%	1.12%	1.12%	1.59%
Expenses net of fee waivers and excluding interest expense	0.96%	1.27%	1.12%	1.12%	1.59%
Expenses prior to fee waivers and balance credits	1.11%	1.32%	1.15%	1.17%	1.74%
Expenses prior to fee waivers	1.11%	1.32%	1.15%	1.17%	1.74%
Net investment income (loss)	0.08%	1.46%	0.40%	0.84%	0.02%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$433,121	$318,545	$279,292	$311,279	$243,156
Liquidation Value of Preferred Stock,
End of Period (in thousands)			$60,000	$60,000	$60,000
Portfolio Turnover Rate	29%	28%	30%	27%	30%
PREFERRED STOCK:
Total shares outstanding			2,400,000	2,400,000	2,400,000
Asset coverage per share			$141.37	$154.70	$126.32
Liquidation preference per share			$25.00	$25.00	$25.00
Average month-end market value per share			$25.41	$25.11	$23.47
REVOLVING CREDIT AGREEMENT:
Asset coverage	1062%	808%
Asset coverage per $1,000	$10,625	$8,079

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[3]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10%, 0.93%, 0.91% and 1.21% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

46 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Micro-Cap Trust, Inc. (the "Fund"), was incorporated under the laws of the State of Maryland on September 9, 1993, as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$441,976,581	$7,994,658	$139,469	$450,110,708
Preferred Stocks	–	1,406,771	–	1,406,771
Cash Equivalents	–	16,401,000	–	16,401,000

For the year ended December 31, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2013, securities valued at $2,400 were transferred from Level 1 to Level 2 and securities valued at $17,536,036 were transferred from Level 2 to Level 1 within the fair value hierarchy.

Level 3 Reconciliation:
		Realized and Unrealized
	Balance as of 12/31/12	Gain (Loss)[1]	Balance as of 12/31/13
Common Stocks	$197,755	$(58,286)	$139,469

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

2013 Annual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 1,542,544 and 804,089 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2013 and December 31, 2012, respectively.

48 | 2013 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Borrowings:
     The Fund has entered into a $45,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
     As of December 31, 2013, the Fund has outstanding borrowings of $45,000,000. During the year ended December 31, 2013, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 1.22%. As of December 31, 2013, the aggregate value of rehypothecated securities was $22,052,415. During the year ended December 31, 2013, the Fund earned $195,338 in fees from rehypothecated securities.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 36-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     For the twelve rolling 36-month periods in 2013, the Fund’s investment performance ranged from 0% to 8% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,537,031 and a net downward adjustment of $466,920 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2013, the Fund accrued and paid Royce investment advisory fees totaling $3,070,111.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2013, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $114,418,931 and $146,034,188, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders			The tax character of distributions paid to preferred stockholders
during 2013 and 2012 was as follows:			during 2012 was as follows:

Distributions paid from:	2013	2012	Distributions paid from:	2012
Ordinary income	$8,388,113	$6,023,066	Ordinary income	$1,332,543
Long-term capital gain	32,370,450	8,576,463	Long-term capital gain	1,897,457

	$40,758,563	$14,599,529		$3,230,000

2013 Annual Report to Stockholders | 49

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
     As of December 31, 2013, tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$155,583,773
Post October loss*	(8,733)
Undistributed ordinary income	7,094,031
Undistributed capital gains	18,004,625

$180,673,696

*
Under the current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2013, the Fund had $8,733 of post October currency losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$501,406	$(357,824)	$(143,582)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2010-2013) and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2013:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/12	12/31/12	Purchases	Sales	Gain (Loss)	Income	12/31/13	12/31/13
Integrated Electrical Services	1,099,679	$5,124,504	–	$307,386	$554,980	–	934,200	$5,035,338
		$5,124,504			$554,980			$5,035,338

50 | 2013 Annual Report to Stockholders

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro-Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2013, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2014

2013 Annual Report to Stockholders | 51

Royce Focus Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 97.9%

Consumer Discretionary – 11.2%
Automobiles - 3.0%
Thor Industries	105,000	$5,799,150

Household Durables - 1.7%
Garmin	70,000	3,235,400

Specialty Retail - 6.5%
Buckle (The)	100,000	5,256,000
GameStop Corporation Cl. A	80,000	3,940,800
†Signet Jewelers	40,000	3,148,000

		12,344,800

Total (Cost $14,404,909)		21,379,350

Consumer Staples – 6.3%
Food Products - 4.1%
Cal-Maine Foods	45,000	2,710,350
Industrias Bachoco ADR	85,000	3,422,950
Sanderson Farms	25,000	1,808,250

		7,941,550

Personal Products - 2.2%
Nu Skin Enterprises Cl. A	30,000	4,146,600

Total (Cost $6,169,138)		12,088,150

Energy – 11.9%
Energy Equipment & Services - 8.7%
Helmerich & Payne	80,000	6,726,400
Pason Systems	200,000	4,326,665
Trican Well Service	250,000	3,054,837
Unit Corporation [1]	50,000	2,581,000

		16,688,902

Oil, Gas & Consumable Fuels - 3.2%
Exxon Mobil	60,000	6,072,000

Total (Cost $15,006,608)		22,760,902

Financials – 18.7%
Capital Markets - 12.5%
†Artisan Partners Asset Management Cl. A	30,000	1,955,700
Ashmore Group	650,000	4,319,463
†Federated Investors Cl. B	110,000	3,168,000
Franklin Resources	125,000	7,216,250
Sprott	1,600,000	3,946,340
Value Partners Group	4,300,000	3,332,731

		23,938,484

Diversified Financial Services - 3.7%
Berkshire Hathaway Cl. B [1]	60,000	7,113,600

Real Estate Management & Development - 2.5%
Kennedy-Wilson Holdings	215,000	4,783,750

Total (Cost $25,239,000)		35,835,834

Health Care – 3.7%
Biotechnology - 2.5%
Myriad Genetics [1,2]	230,000	4,825,400

Pharmaceuticals - 1.2%
†Medicines Company (The) [1]	60,000	2,317,200

Total (Cost $7,664,835)		7,142,600

Industrials – 8.7%
Construction & Engineering - 2.0%
Jacobs Engineering Group [1]	60,000	3,779,400

Electrical Equipment - 0.9%
GrafTech International [1]	150,000	1,684,500

Machinery - 3.0%
Lincoln Electric Holdings	25,000	1,783,500
Semperit AG Holding	80,000	3,961,464

		5,744,964

Marine - 0.9%
†Clarkson	50,000	1,656,778

Road & Rail - 1.9%
Patriot Transportation Holding [1]	90,000	3,735,900

Total (Cost $11,663,014)		16,601,542

Information Technology – 18.7%
Computers & Peripherals - 10.4%
Apple	10,000	5,611,100
SanDisk Corporation	65,000	4,585,100
Western Digital	115,000	9,648,500

		19,844,700

Semiconductors & Semiconductor Equipment - 5.2%
Analog Devices	35,000	1,782,550
Cirrus Logic [1]	220,000	4,494,600
MKS Instruments	120,000	3,592,800

		9,869,950

Software - 3.1%
Microsoft Corporation	160,000	5,988,800

Total (Cost $23,924,094)		35,703,450

Materials – 18.7%
Chemicals - 3.5%
Mosaic Company (The)	90,000	4,254,300
Westlake Chemical	20,000	2,441,400

		6,695,700

Metals & Mining - 13.9%
Alamos Gold	160,000	1,938,527
Endeavour Mining [1]	450,000	203,342
Fresnillo	200,000	2,469,021
Globe Specialty Metals	200,000	3,602,000
Major Drilling Group International	250,000	1,809,838
Nucor Corporation	35,000	1,868,300
Pan American Silver	180,000	2,106,000
Pretium Resources [1]	200,000	1,031,772
†Randgold Resources ADR	50,000	3,140,500
Reliance Steel & Aluminum	60,000	4,550,400
Schnitzer Steel Industries Cl. A	75,000	2,450,250
Seabridge Gold [1]	200,000	1,460,000

		26,629,950

52 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Materials (continued)
Paper & Forest Products - 1.3%
Stella-Jones	95,000	$2,437,044

Total (Cost $36,446,489)		35,762,694

TOTAL COMMON STOCKS
(Cost $140,518,087)		187,274,522

REPURCHASE AGREEMENT – 2.1%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $4,055,000 (collateralized
by obligations of various U.S. Government
Agencies, 3.625% due 2/15/20, valued at
$4,139,888)
(Cost $4,055,000)		4,055,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0099%)
(Cost $2,712,329)		2,712,329

TOTAL INVESTMENTS – 101.4%
(Cost $147,285,416)		194,041,851

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.4)%		(2,606,225)

NET ASSETS – 100.0%		$191,435,626

†	New additions in 2013.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2013. Total market value of loaned securities at December 31, 2013, was $2,677,866.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2013, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $147,578,093. At December 31, 2013, net unrealized appreciation for all securities was $46,463,758, consisting of aggregate gross unrealized appreciation of $56,323,152 and aggregate gross unrealized depreciation of $9,859,394. The primary difference between book and tax basis cost is the timing of the recognition of investments in publicly traded partnerships.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 53

Royce Focus Trust	December 31, 2013

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$189,986,851
Repurchase agreements (at cost and value)	4,055,000
Cash and foreign currency	31,638
Receivable for dividends and interest	305,132
Prepaid expenses and other assets	13,752

Total Assets	194,392,373

LIABILITIES:
Payable for collateral on loaned securities	2,712,329
Payable for investment advisory fee	159,234
Accrued expenses	85,184

Total Liabilities	2,956,747

Net Assets	$191,435,626

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 22,055,895 shares outstanding (150,000,000 shares authorized)	$142,301,723
Undistributed net investment income (loss)	23,390
Accumulated net realized gain (loss) on investments and foreign currency	2,352,929
Net unrealized appreciation (depreciation) on investments and foreign currency	46,757,584

Net Assets (net asset value per share - $8.68)	$191,435,626

Investments at identified cost (including $2,712,329 of collateral on loaned securities)	$143,230,416
Market value of loaned securities	2,677,866

54 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	Year Ended December 31, 2013

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$3,246,060
Foreign withholding tax	(109,754)
Interest	308
Securities lending	4,562

Total income	3,141,176

Expenses:
Investment advisory fees	1,745,067
Stockholder reports	80,546
Custody and transfer agent fees	63,017
Directors’ fees	48,545
Professional fees	40,680
Administrative and office facilities	18,460
Other expenses	38,055

Total expenses	2,034,370
Compensating balance credits	(37)

Net expenses	2,034,333

Net investment income (loss)	1,106,843

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	8,567,024
Foreign currency transactions	8,510
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	21,818,040
Other assets and liabilities denominated in foreign currency	2,987

Net realized and unrealized gain (loss) on investments and foreign currency	30,396,561

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$31,503,404

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 55

Royce Focus Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/13	12/31/12
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,106,843	$1,179,309
Net realized gain (loss) on investments and foreign currency	8,575,534	10,385,671
Net change in unrealized appreciation (depreciation) on investments and foreign currency	21,821,027	6,238,326

Net increase (decrease) in net assets from investment operations	31,503,404	17,803,306

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(119,929)
Net realized gain on investments and foreign currency	–	(1,192,581)

Total distributions to Preferred Stockholders	–	(1,312,510)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	31,503,404	16,490,796

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(993,984)	(874,175)
Net realized gain on investments and foreign currency	(7,656,872)	(8,693,633)

Total distributions to Common Stockholders	(8,650,856)	(9,567,808)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	4,994,934	5,809,237

Total capital stock transactions	4,994,934	5,809,237

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	27,847,482	12,732,225

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	163,588,144	150,855,919

End of year (including undistributed net investment income (loss) of $23,390 at 12/31/13 and $22,426 at 12/31/12)	$191,435,626	$163,588,144

56 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2013	2012	2011	2010	2009

NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.36	$8.72	$7.16	$4.76

INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.06	0.02	(0.01)	0.03
Net realized and unrealized gain (loss) on investments and
foreign currency	1.40	0.81	(0.86)	1.65	2.54

Total investment operations	1.45	0.87	(0.84)	1.64	2.57

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.01)	–	(0.05)	(0.08)
Net realized gain on investments and foreign currency	–	(0.06)	(0.07)	(0.03)	–

Total distributions to Preferred Stockholders	–	(0.07)	(0.07)	(0.08)	(0.08)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	1.45	0.80	(0.91)	1.56	2.49

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.05)	(0.04)	–	–	(0.00)
Net realized gain on investments and foreign currency	(0.35)	(0.42)	(0.29)	–	–
Return of capital	–	–	(0.12)	–	(0.09)

Total distributions to Common Stockholders	(0.40)	(0.46)	(0.41)	–	(0.09)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.04)	(0.04)	–	(0.00)

Total capital stock transactions	(0.03)	(0.04)	(0.04)	–	(0.00)

NET ASSET VALUE, END OF PERIOD	$8.68	$7.66	$7.36	$8.72	$7.16

MARKET VALUE, END OF PERIOD	$7.62	$6.60	$6.30	$7.57	$6.33

TOTAL RETURN:[1]
Market Value	21.99%	12.14%	(11.75)%	19.59%	40.84%
Net Asset Value	19.73%	11.42%	(10.51)%	21.79%	53.95%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Investment advisory fee expense	1.00%	1.14%	1.15%	1.17%	1.16%
Other operating expenses	0.17%	0.19%	0.18%	0.20%	0.26%
Total expenses (net)[2]	1.17%	1.33%	1.33%	1.37%	1.42%
Expenses prior to fee waivers and balance credits	1.17%	1.33%	1.33%	1.37%	1.48%
Expenses prior to fee waivers	1.17%	1.33%	1.33%	1.37%	1.48%
Net investment income (loss)	0.63%	0.74%	0.27%	(0.15)%	0.49%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$191,436	$163,588	$150,856	$172,291	$141,497
Liquidation Value of Preferred Stock,
End of Period (in thousands)			$25,000	$25,000	$25,000
Portfolio Turnover Rate	23%	16%	33%	36%	46%
PREFERRED STOCK:
Total shares outstanding			1,000,000	1,000,000	1,000,000
Asset coverage per share			$175.86	$197.29	$166.48
Liquidation preference per share			$25.00	$25.00	$25.00
Average month-end market value per share			$25.65	$25.38	$23.56

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16%, 1.17% and 1.16% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At December 31, 2013, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 28% of the Fund.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$187,274,522	$–	$–	$187,274,522
Cash Equivalents	2,712,329	4,055,000	–	6,767,329

     For the year ended December 31, 2013, certain securities have transferred in and out of Level 1 and Level 2 measurements as a result of the fair value pricing procedures for international equities. The Fund recognizes transfers between levels as of the end of the reporting period. At December 31, 2013, securities valued at $14,286,021 were transferred from Level 2 to Level 1 within the fair value hierarchy.

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

58 | 2013 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
     The following table presents by financial instrument, the Fund’s assets and liabilities net of related collateral held by the Fund at December 31, 2013:

	Gross Amount of Assets and
	Liabilities in the Statements of
	Assets and Liabilities[1]	Collateral Received and Pledged	Net Amount
Securities on Loan/Collateral on Loaned Securities	$2,712,329	$(2,712,329)	$ –

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

2013 Annual Report to Stockholders | 59

Royce Focus Trust

Notes to Financial Statements (continued)

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 691,786 and 869,648 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2013 and December 31, 2012, respectively.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. For the year ended December 31, 2013, the Fund accrued and paid Royce investment advisory fees totaling $1,745,067.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2013, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $39,743,071 and $43,289,278, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders			The tax character of distributions paid to preferred stockholders
during 2013 and 2012 was as follows:			during 2012 was as follows:

Distributions paid from:	2013	2012	Distributions paid from:	2012
Ordinary income	$1,372,026	$1,960,249	Ordinary income	$275,745
Long-term capital gain	7,278,830	7,607,559	Long-term capital gain	1,070,098

	$8,650,856	$9,567,808		$1,345,843

     As of December 31, 2013, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$46,464,909
Undistributed ordinary income	449,772
Undistributed capital gains	2,219,222

$49,133,903

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to partnership investments.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$(111,896)	$147,516	$(35,620)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2010-2013) and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements.

60 | 2013 Annual Report to Stockholders

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2014

2013 Annual Report to Stockholders | 61

Royce Global Value Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 84.1%

Australia – 0.2%
Imdex	437,600	$242,255

Total (Cost $570,253)		242,255

Austria – 3.2%
Mayr-Melnhof Karton	13,300	1,646,712
Semperit AG Holding	33,200	1,644,008

Total (Cost $3,097,188)		3,290,720

Belgium – 1.4%
RHJ International [1]	145,000	736,068
Van de Velde	13,436	672,814

Total (Cost $3,181,151)		1,408,882

Bermuda – 1.6%
Lazard Cl. A	37,100	1,681,372

Total (Cost $1,531,071)		1,681,372

Brazil – 2.3%
CETIP - Mercados Organizados	80,000	820,600
LPS Brasil Consultoria de Imoveis	140,000	856,882
Totvs	45,000	704,970

Total (Cost $2,641,375)		2,382,452

Canada – 7.5%
Agnico Eagle Mines	30,000	791,400
Alamos Gold	60,000	726,948
E-L Financial	900	601,554
Franco-Nevada Corporation	24,000	977,760
Major Drilling Group International	196,500	1,422,532
Ritchie Bros. Auctioneers	55,500	1,272,615
Sprott	455,600	1,123,720
Trican Well Service	63,000	769,819

Total (Cost $9,950,596)		7,686,348

China – 2.3%
ANTA Sports Products	245,000	303,947
China XD Plastics [1]	94,200	495,492
Daphne International Holdings	3,500,000	1,575,255

Total (Cost $4,281,778)		2,374,694

Denmark – 1.5%
Chr Hansen	16,500	655,406
SimCorp	23,000	905,537

Total (Cost $1,409,806)		1,560,943

Finland – 1.6%
Vaisala Cl. A	50,000	1,596,499

Total (Cost $2,319,480)		1,596,499

France – 5.4%
Manutan International	14,200	894,114
Paris Orleans	36,155	885,344
Stallergenes	23,350	1,742,650
Vetoquinol	32,188	1,359,427
Virbac	3,000	640,938

Total (Cost $5,602,490)		5,522,473

Germany – 1.5%
Aixtron ADR [1]	43,300	628,716
LPKF Laser & Electronics	35,500	907,398

Total (Cost $1,919,691)		1,536,114

Greece – 0.5%
Hellenic Exchanges	48,000	528,269

Total (Cost $504,904)		528,269

Hong Kong – 10.6%
Luk Fook Holdings (International)	120,100	456,901
Media Chinese International	2,000,000	595,329
Midland Holdings	3,481,600	1,679,221
New World Department Store China	3,006,700	1,690,573
Oriental Watch Holdings	2,223,000	587,693
Pico Far East Holdings	3,750,000	1,310,563
Regent Manner International Holdings	4,451,000	774,906
Television Broadcasts	250,000	1,666,817
Texwinca Holdings	1,102,000	1,159,656
Value Partners Group	1,246,700	966,260

Total (Cost $11,885,004)		10,887,919

Indonesia – 1.2%
Selamat Sempurna	3,000,000	850,452
Supra Boga Lestari	7,048,500	382,252

Total (Cost $1,328,353)		1,232,704

Italy – 1.0%
De’Longhi	62,000	1,012,432

Total (Cost $948,384)		1,012,432

Japan – 7.1%
EPS Corporation	866	1,134,821
FamilyMart	22,200	1,012,924
Freund Corporation	30,000	455,797
Miraial	26,170	391,146
MISUMI Group	34,100	1,070,179
Moshi Moshi Hotline	41,900	448,403
Relo Holdings	16,000	818,916
Santen Pharmaceutical	20,000	931,536
Shimano	11,600	994,663

Total (Cost $7,480,136)		7,258,385

Malaysia – 1.3%
CB Industrial Product Holding	550,000	539,002

62 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2013

	SHARES	VALUE
Malaysia (continued)
Silverlake Axis	1,102,000	$768,461

Total (Cost $1,242,347)		1,307,463

Mexico – 1.3%
Bolsa Mexicana de Valores	255,000	584,743
Fresnillo	65,000	802,432

Total (Cost $1,556,701)		1,387,175

Norway – 2.4%
Ekornes	86,842	1,177,643
TGS-NOPEC Geophysical	50,000	1,325,573

Total (Cost $3,282,466)		2,503,216

Philippines – 0.6%
Universal Robina	255,000	649,817

Total (Cost $743,522)		649,817

Singapore – 0.9%
Hour Glass (The)	325,000	430,089
Pan-United Corporation	644,000	489,908

Total (Cost $975,297)		919,997

South Africa – 4.2%
Blue Label Telecoms	750,000	607,721
JSE	70,000	598,770
Lewis Group	218,000	1,473,422
Nampak	214,000	836,416
Raubex Group	375,300	778,148

Total (Cost $5,047,693)		4,294,477

Switzerland – 1.3%
Forbo Holding	1,550	1,324,029

Total (Cost $1,231,471)		1,324,029

Turkey – 1.2%
Mardin Cimento Sanayii	600,000	1,189,390

Total (Cost $2,546,772)		1,189,390

United Kingdom – 6.3%
Ashmore Group	185,000	1,229,385
Clarkson	23,000	762,118
Consort Medical	91,200	1,445,286
E2V Technologies	260,000	645,820
Elementis	151,000	672,380
Rotork	12,900	613,082
Spirax-Sarco Engineering	21,350	1,057,101

Total (Cost $6,097,876)		6,425,172

United States – 15.7%
Bel Fuse Cl. A	36,672	712,170
Cabot Corporation	10,200	524,280
Commercial Metals	42,000	853,860
Diebold	27,200	897,872
Diodes [1]	30,000	706,800
EnerSys	10,700	749,963
Expeditors International of Washington	15,900	703,575
Fairchild Semiconductor International [1]	49,200	656,820
GrafTech International [1]	58,600	658,078
Greif Cl. A	20,000	1,048,000
International Rectifier [1]	25,000	651,750
KBR	20,000	637,800
MKS Instruments	14,000	419,160
Nanometrics [1]	44,500	847,725
Rofin-Sinar Technologies [1]	35,000	945,700
Schnitzer Steel Industries Cl. A	19,100	623,997
Sims Metal Management ADR [1,2]	87,975	848,079
Sun Hydraulics	15,139	618,125
UTi Worldwide	74,600	1,309,976
Valmont Industries	6,650	991,648
WaterFurnace Renewable Energy	32,700	738,501

Total (Cost $17,967,565)		16,143,879

TOTAL COMMON STOCKS
(Cost $99,343,370)		86,347,076

REPURCHASE AGREEMENT – 14.1%
Fixed Income Clearing Corporation,
0.00% dated 12/31/13, due 1/2/14,
maturity value $14,488,000 (collateralized
by obligations of various U.S. Government
Agencies, 1.00% due 5/31/18, valued at
$14,779,125)
(Cost $14,488,000)		14,488,000

TOTAL INVESTMENTS – 98.2%
(Cost $113,831,370)		100,835,076

CASH AND OTHER ASSETS
LESS LIABILITIES – 1.8%		1,848,622

NET ASSETS – 100.0%		$102,683,698

[1]	Non-income producing.
[2]

This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2013, market value.
TAX INFORMATION: The cost of total investments for Federal income tax purposes was $113,915,509. At December 31, 2013, net unrealized depreciation for all securities was $13,080,433, consisting of aggregate gross unrealized appreciation of $2,058,184 and aggregate gross unrealized depreciation of $15,138,617. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 63

Royce Global Value Trust	December 31, 2013

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$86,347,076
Repurchase agreements (at cost and value)	14,488,000
Cash and foreign currency	143,570
Receivable for investments sold	2,425,673
Receivable for dividends and interest	99,445

Total Assets	103,503,764

LIABILITIES:
Payable for investments purchased	653,149
Payable for investment advisory fee	106,399
Accrued expenses	60,518

Total Liabilities	820,066

Net Assets	$102,683,698

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,220,251 shares outstanding (150,000,000 shares authorized)	$115,972,444
Undistributed net investment income (loss)	(16,988)
Accumulated net realized gain (loss) on investments and foreign currency	(273,889)
Net unrealized appreciation (depreciation) on investments and foreign currency	(12,997,869)

Net Assets (net asset value per share - $10.05)	$102,683,698

Investments at identified cost	$99,343,370

64 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Global Value Trust	Period Ended December 31, 2013

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends	$332,041
Foreign withholding tax	(25,027)

Total income	307,014

Expenses:
Investment advisory fees	257,322
Professional fees	27,201
Custody and transfer agent fees	20,131
Stockholder reports	12,422
Directors’ fees	4,527
Administrative and office facilities	2,352
Other expenses	9,798

Total expenses	333,753
Compensating balance credits	(35)

Net expenses	333,718

Net investment income (loss)	(26,704)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(273,889)
Foreign currency transactions	9,716
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	2,976,150
Other assets and liabilities denominated in foreign currency	(1,575)

Net realized and unrealized gain (loss) on investments and foreign currency	2,710,402

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$2,683,698

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 65

Royce Global Value Trust

Statement of Changes in Net Assets

Period ended
12/31/13 [1]
INVESTMENT OPERATIONS:
Net investment income (loss)	$(26,704)
Net realized gain (loss) on investments and foreign currency	(264,173)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,974,575

Net increase (decrease) in net assets from investment operations	2,683,698

DISTRIBUTIONS:
Net investment income	–
Net realized gain on investments and foreign currency	–

Total distributions	–

CAPITAL STOCK TRANSACTIONS:
Common shares issued in spinoff from Royce Value Trust	100,000,000

Total capital stock transactions	100,000,000

NET INCREASE (DECREASE) IN NET ASSETS	102,683,698

NET ASSETS:
Beginning of period	–

End of period (including undistributed net investment income (loss) of $(16,988) at 12/31/13)	$102,683,698

1 The Fund commenced operations on October 18, 2013.

66 | 2013 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the period presented.

	Period ended
	12/31/13

NET ASSET VALUE, BEGINNING OF PERIOD	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currency	0.27

Net increase (decrease) in net assets from investment operations	0.27

DISTRIBUTIONS:
Net investment income	–
Net realized gain on investments and foreign currency	–

Total distributions	–

NET ASSET VALUE, END OF PERIOD	$10.05

MARKET VALUE, END OF PERIOD	$8.89

TOTAL RETURN:[1]
Market Value	(0.95	)%2
Net Asset Value	2.76	%2
RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25	%3
Other operating expenses	0.37	%3
Total expenses (net)	1.62	%3
Expenses prior to fee waivers and balance credits	1.62	%3
Expenses prior to fee waivers	1.62	%3
Net investment income (loss)	(0.13	)%3
SUPPLEMENTAL DATA:
Net Assets End of Period (in thousands)	$102,684
Portfolio Turnover Rate	7%

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of the period. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]	Not annualized
[3]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2013 Annual Report to Stockholders | 67

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Global Value Trust, Inc. (the "Fund"), is incorporated under the laws of the State of Maryland as a diversified closed-end investment company and registered under the 1940 Act, whose objective is long-term growth of capital. The Fund commenced operations on October 18, 2013. The Fund had no operations prior to October 18, 2013, other than the sale of 10,160 common shares for $100,076 to Royce Value Trust, Inc. (“RVT”). On October 18, 2013, RVT contributed $99,899,924 in cash and securities in exchange for shares of the Fund, and on the same date distributed such shares to RVT holders of record as of October 10, 2013 at the rate of one share of the Fund for every seven shares of RVT Common Stock outstanding.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$85,498,997	$848,079	$–	$86,347,076
Cash Equivalents	–	14,488,000	–	14,488,000

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

68 | 2013 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Distributions and Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.
     The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 10,221,251 shares of Common Stock in spinoff from RVT for the period ended December 31, 2013. Securities contributed by RVT included $15,972,444 in unrealized depreciation.

Investment Advisory Agreement:
      The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the period ended December 31, 2013, the Fund accrued and paid Royce investment advisory fees totaling $257,322.

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2013, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $46,686,034 and $4,749,807, respectively.

Distributions to Stockholders:
As of December 31, 2013, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$(13,082,008)
Post October loss*	(196,613)
Undistributed ordinary income	22,827
Capital loss carryforward	(32,952)

$(13,288,746)

*

Under the current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2013, the Fund had $196,613 of post October currency losses.
The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to partnership investments.

2013 Annual Report to Stockholders | 69

Royce Global Value Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the period ended December 31, 2013, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain (Loss)
$9,716	$(9,716)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2013) and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements.

70 | 2013 Annual Report to Stockholders

Royce Global Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Global Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Global Value Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2013, and the related statement of operations, the statements of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Global Value Trust, Inc. at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 19, 2014

2013 Annual Report to Stockholders | 71

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds,745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1, President
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), The Royce Funds’ investment adviser.

W. Whitney George, Director1, Vice President
Age: 55 | Number of Funds Overseen: 34 | Tenure: Since September 2013
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Patricia W. Chadwick, Director
Age: 65 | Number of Funds Overseen: 34 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 75 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 71 | Number of Funds Overseen: 48 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 74 | Number of Funds Overseen: 34 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 68 | Number of Funds Overseen: 48 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 62 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 55 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 51 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 46 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 54 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.

Directors will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

72 | 2013 Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2013, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2013 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
   All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 is an index of 2,500 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.
   The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
   The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust, Royce Focus Trust and Royce Global Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2014. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
   Royce Value Trust, Royce Micro-Cap Trust, Royce Focus Trust and Royce Global Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2013, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

2013 Annual Report to Stockholders | 73

Results of Stockholders Meeting

Royce Value Trust, Inc.
At the 2013 Special Meeting of Stockholders held on September 5, 2013, the following votes were cast in favor of, cast against, abstained from voting or were uninstructed on the following proposals:

PROPOSAL	FOR	WITHHOLD	ABSTAIN	UNINSTRUCTED

1. To consider and vote upon a proposal to contribute approximately $100 million of Royce Value Trust, Inc.’s (“Value Trust”) assets to Royce Global Value Trust, Inc., a newly-organized, diversified, closed-end management investment company, and to distribute to Value Trust common stockholders shares of common stock of Royce Global Value Trust, Inc.	33,980,953	5,055,935	814,781	2,899,147

2. To consider and vote upon a proposal to amend an investment restriction of Value Trust, which currently states that Value Trust may not “[u]nderwrite the securities of other issuers, or invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the [Investment Company Act of 1940, as amended],” to state that Value Trust may not “[u]nderwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities and in connection with mergers, acquisitions, spin-off transactions and other reorganization transactions involving the Fund.”

	33,852,593	5,016,674	982,403	2,899,147

At the 2013 Annual Meeting of Stockholders held on September 25, 2013, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

W. Whitney George	55,528,349	2,580,304

Arthur S. Mehlman	55,868,110	2,240,543

Patricia W. Chadwick	55,423,639	2,685,014

David L. Meister	55,424,206	2,684,447

Royce Micro-Cap Trust, Inc.
At the 2013 Annual Meeting of Stockholders held on September 25, 2013, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

W. Whitney George	23,631,935	487,219

Arthur S. Mehlman	23,595,755	523,399

Patricia W. Chadwick	23,600,348	518,806

David L. Meister	25,559,793	559,361

Royce Focus Trust, Inc.
At the 2013 Annual Meeting of Stockholders held on September 25, 2013, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

W. Whitney George	17,072,186	194,727

Arthur S. Mehlman	17,072,823	194,090

Stephen L. Isaacs	17,072,306	194,607

David L. Meister	17,051,034	215,879

74 | 2013 Annual Report to Stockholders

2013 In Quotes

Points to Ponder

Supply will be constrained, and demand will be strong, coming from corporate buyers and individual and institutional investors, who will begin to reallocate funds toward the equity market and out of bonds. There will be a great migration or great rotation, or whatever you want to call it. It will intensify as the year continues.
–Brian Rodgers, Barron’s, January 26, 2013

 While absolute skill tends to improve, relative skill tends to become more uniform. In plain words, that means that the difference between the best and the average is less than what it used to be. So, the best hitter in baseball is closer to an average player today than was the case 50 years ago.
–Michael Mauboussin, Morningstar Advisor, April/May 2013

Solid companies selling at depressed prices have consistently helped generations of the world’s most successful investors preserve capital, minimize risk, and achieve long-term, market-trampling returns.
–Rex Moore, The Motley Fool, May 24, 2013

Over the long term, while there is no perfect predictor, the only factor that has decent predictive power is, “What price am I paying against fundamentals?”
–Cliff Asness, Barron’s, August 31, 2013

In Absolute Agreement

It’s not during up years that great investment track records are made.
–Charles de Vaulx, International Value Advisers, The Art of Value Investing

Most risk management is really just advanced contingency planning and disciplining yourself to realize that, given enough time, very low probability events not only can happen, but they absolutely will happen.
–Lloyd Blankfein, CNBC, July 25, 2013

Throughout the post-World War II era, the average stock-market decline in a bear market is about 25% and lasts about 10 months. So the bear market that ended in March of ’09 was twice as severe as the average. Most bear markets are induced by economic contractions. During the average recession in the postwar period, real gross domestic product goes down 2% from peak-to-trough. The most recent recession was about twice as severe in magnitude, so you had a bear market twice as severe as the average bear market, and the market discounted twice as severe an economic contraction.
–Leon Cooperman, Barron’s, May 18, 2013

We are different from most fund managers in how we think about risk. To most managers, and most fund evaluation services, risk is defined either as volatility of returns or deviation from the S&P returns. We define risk as losing money.
–Bill Nygren, Oakmark Funds Third Quarter 2013 Report

Adopt simple rules and stick to them.
–Benjamin Graham

Cocktail Conversation

Commodities are not an investment. An investment by definition is either current income or a stream of future income. When you buy a commodity, you have to be assuming that you are going to be able to sell it at a higher price to someone else, because it has no income. Thus, it is not investing — it is speculating.
–Barton Biggs, Diary of a Hedgehog

There are two elephants in the room that no one wants to talk about: inflation and higher rates.
–David Winters, Barron’s, March 23, 2013

Many who abandoned equities in the “flight to safety” have begun to slowly migrate from cash and bonds to high dividend, low volatility stocks, and very recently, to more cyclical stocks. The timid move back into equities is in early stages with much money still on the sidelines, but flows could occur sporadically.
–Longleaf Partners Fund, First Quarter 2013 Report

Value investing works because it is contrary to naïve strategies of other investors, which include extrapolating past earnings growth too far into the future and assuming that a well-run company will always be a good investment, regardless of price.
–Josef Lakonishok, Institutional Investor, May 12, 2013

Markets can remain irrational a lot longer than you and I can remain solvent.
–John Maynard Keynes

Timeless Tidbits

Incompetence is the disease of idiots. Overconfidence is the mistake of experts… Incompetence irritates me. Overconfidence terrifies me.
–Malcolm Gladwell

There are more fools among buyers than among sellers.
–Proverb

A creative man is motivated by the desire to achieve, not by the desire to beat others.
–Ayn Rand

Things turn out best for people who make the best of the way things turn out.
–John Wooden

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

This page is not part of the 2013 Annual Report to Stockholders | 75

This page is intentionally left blank.

76 | This page is not part of the 2013 Annual Report to Stockholders

It’s a Small World

Co-Chief Investment Officer and Managing Director Francis Gannon looks at the geographic sources of small-cap revenues and discusses Royce’s expansion into international investing.

There have always been generalizations about the economy and the stock market. Many possess a degree of truth, but at least an equal number are just as often exaggerated, misunderstood, or just plain wrong. This is particularly true when it comes to the small-cap asset class. Considering the barrage of macro headlines that have affected global stock markets over the last several years, we thought it would be worthwhile to once again examine the state of international small-caps and the effect of international revenues on recent small-cap performance.
     These issues interest us for two related reasons: Many of the cyclical sectors in which we routinely find bargains that we like—industrials, information technology, energy, and materials—often derive a sizable chunk of their respective revenues from outside the U.S. We also have been expanding our activities in non-U.S. investing over the last several years. All of this makes the state of international investing particularly interesting to us.
     Earlier in 2013, some observers claimed that because many companies in the small-cap Russell 2000 Index are more closely tied to domestic growth, the index was able to hold an advantage over its large-cap counterparts. (This advantage held true for the year as a whole—small-cap led the domestic indexes, and all had higher returns than their non-U.S. counterparts.) The argument developed the idea that greater stateside focus benefited smaller companies particularly earlier this year when investors were worried about economic growth in Europe and Asia.
     2013’s results notwithstanding, others see a greater focus on the U.S. as a potential disadvantage, believing that the typically higher percentage of domestically generated revenue for small companies may keep them from enjoying the benefits of faster-growing foreign economies.

     We examine the source of revenues for each company that we look at, though we are only concerned with their geographic origin if our analysis suggests that location is a potential threat to their sustainability. However, we suspect that the weighted average percentage of revenue being generated outside of the U.S. for many of our portfolios that invest primarily in U.S. smaller companies would be greater than that of the Russell 2000.
     This is in large part a matter of what we choose to own versus what we do not—a clear benefit of active management in our view. For example, we are generally underweight, or do not own, utilities, real estate investment trusts, and small banks, all of which make up a good-sized portion of the Russell 2000 and generate most of their income domestically. At the same time, we have greater exposure to more cyclical areas of the market that are more closely tied to the global economy, such as information technology, industrials, materials, and energy.
     Over the last 15 years, we have expanded our search for undervalued companies by moving beyond our borders. Our initial forays into international investing generally involved companies headquartered abroad that had a strong U.S. presence. We then began to expand our scope to include companies with sizable operations outside the U.S. Our commitment to international investing is rooted in the Royce tradition aiming to capitalize on market inefficiencies to generate strong absolute returns while actively managing risk.
     In addition, we embrace the idea that quality is a global concept that transcends borders. The same attributes that we seek in smaller U.S. companies—strong balance sheets, an established record of profitability, high returns on invested capital, and the ability to generate free cash flow—can be found in international businesses. This is why investing in non-U.S. companies has become an important part of our asset management efforts.

The thoughts in this essay concerning the stock market are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements.

This page is not part of the 2013 Annual Report to Stockholders

About The Royce Funds

Wealth Of Experience
With approximately $39 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 40 years. Charles M. Royce, our President, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 22 Portfolio Managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees, and their families currently have approximately $200 million invested in The Royce Funds.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA/BD Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Computershare Transfer Agent and Registrar (800) 426-5523

Item 2.   Code(s) of Ethics.    As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.   Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2013 - $42,500
Year ended December 31, 2012 - $41,500

(b)	Audit-Related Fees:
Year ended December 31, 2013 - $0
Year ended December 31, 2012 - $0

(c)	Tax Fees:
Year ended December 31, 2013 - $7,100 - Preparation of tax returns
Year ended December 31, 2012 - $7,000 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2013 - $0
Year ended December 31, 2012 - $0

(e)(1)     Annual Pre-Approval:    On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval:     If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2013 - $7,100
Year ended December 31, 2012 - $7,000

(h)	No such services were rendered during 2013 or 2012.

Item 5.   Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6.   Investments.
(a) See Item 1.

(b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material.    Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies.    Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.	If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes. Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest.    The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping.    A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure.    Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

-
The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

-
Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)   Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2013)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President and member of the Board of Directors of the Registrant	Since 1986	President and member of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant, President and member of the boards of directors/trustees of the Registrant, Royce Focus Trust, Inc., Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Value Trust, Inc. ,The Royce Fund , and Royce Capital Fund (collectively, “The Royce Funds”).
Christopher E. Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Portfolio Manager and Senior Analyst at Royce (since 1993).
David A. Nadel	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); Director of International Research at Royce (since 2010); Portfolio Manager and Senior Analyst at Royce( since 2006); Senior Portfolio Manager at Neuberger Berman Inc. (2004-2006); and Senior Analyst at Pequot Capital Management, Inc. (2001-2003).
Lauren A. Romeo	Assistant Portfolio Manager*	Since May 1, 2009	Assistant Portfolio of the Registrant (since May 1, 2009); Portfolio Manager and Analyst at Royce (since 2004); Portfolio Manager at Dalton, Grenier, Hartman & Maher (since 2001); an Analyst with Legg Mason Funds Management (2000-2001); and an Analyst with T. Rowe Price Group (1996-2000).

*Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2013)

Other Accounts
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	18	$23,394,982,777	2	$1,740,939,664
	Private pooled investment vehicles	2	$ 36,829,025	1	$ 32,991,193
	Other accounts*	12	$ 56,715,645	-	-

Christopher E. Flynn
	Registered investment companies	4	$7,483,408,777	2	$1,740,939,664
	Private pooled investment vehicles	-	-	-	-
	Other accounts*	-	-	-	-

David A. Nadel
	Registered investment companies	8	$3,081,308,447	1	$1,307,821,976
	Private pooled investment vehicles	2	$ 7,356,746	-	-
	Other accounts*	-	-	-	-

Lauren A. Romeo
	Registered investment companies	6	$17,186,988,745	1	$1,307,821,976
	Private pooled investment vehicles			$-	-
	Other accounts*	-	-	-	-
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce & Associates, LLC (“Royce”) to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and RMT) is based, in part, on performance-based fee revenues. The Registrant and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2013)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance-Related Variable Compensation received by Charles M. Royce that relates to each of the Registrant and RMT is performance-based fee revenue. For all Portfolio Managers, the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year risk and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2013 there were 379 such Funds tracked by Morningstar), the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager is not subject to performance-related adjustment.

Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce’s net revenues.

-
BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Managers’ overall compensation.

Charles M. Royce, in addition to the above-described compensation, also receive variable compensation based on Royce’s retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Mr. Royce’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer and President of The Royce Funds.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2013)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Christopher E. Flynn	$100,001 to $500,000
David A. Nadel	None
Lauren A. Romeo	$100,001 to $500,000

(b) Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11.   Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.   Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.		ROYCE VALUE TRUST, INC.

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 5, 2014		Date: March 5, 2014